(1)    - ICO, INC.


       - WEDCO ITALY S.R.L



       and



(2)    - DARC'S S.P.A


       - MR FRANCESCO PANZINI


       - MR MASSIMO VIVIANI





-----------------------------------
FRAMEWORK AGREEMENT
-----------------------------------

THIS AGREEMENT is made on the 21st day of July 1997
BY AND BETWEEN:-


1.:

- ICO, INC., a Texas corporation having its principal offices at 11490 Westheimer, Suite 1000, Houston, Texas 77077, USA;("ICO")

- Wedco Italy Srl, an Italian company having its principal offices at Via Gabrio Serbelloni 1, 20122 Milan;("WEDCO" or the "DESIGNATED PURCHASER")

(collectively, the "PURCHASERS")
                                                                 - on one side -

                                      and

2.:

- Mr Massimo Viviani, born in Verolavecchia on August 18, 1954, resident at Verolavecchia, Via Vittorio Veneto 85, tax-payer No.VVN LMS 54M18 L778Z;

- Mr Francesco Panzini, born in Subiaco, Roma on April 22, 1938, resident at Milano, Via degli Ottoboni 7, tax-payer No.PNZ FNC 38D22 I992I;

- DARC's S.p.A, an Italian company having its registered address at Piazza del Popolo 14, Como hereby represented by its duly authorized Chairman Mr Luciano Mezzedimi;

(the "SELLERS" and each a "SELLER")

                                                           - on the other side -

                                  WITNESSETH:

A. Whereas, ICO and each of the Sellers have entered into separate Stock Sale and Purchase Agreements (collectively the "SALE AGREEMENTS" and each a "SALE AGREEMENT") concerning the sale and transfer by each Seller of his or its equity interest in Verplast S.p.A an Italian company having its registered address at Verolanuova, Loc. Breda Libera ("VERPLAST"), which, in the aggregate, represent 100% of the issued and outstanding share capital of Verplast;

B. Whereas, under the terms of the Sale Agreements, ICO has the right to designate a third party to take over all the rights and to assume all the liabilities of ICO under each Sale Agreement pursuant to Article 1401 et seq. of the Italian Civil Code, and ICO has elected such third party in the person of the Designated Purchaser;

C. Whereas, according to paragraph B above, the Designated Purchaser has purchased from the Sellers an aggregate number of shares in Verplast representing 100% of the issued and outstanding share capital of Verplast; D. Whereas, in accordance with the terms and conditions of the Sale Agreements each Seller has agreed to indemnify and hold the Purchaser harmless upon certain circumstances;

E. Whereas, the purpose of this framework agreement is to coordinate the obligations of each Seller under each Sale Agreement so that the Sellers shall be considered jointly and severally liable in respect of the Purchasers under the terms and conditions of the Sale Agreements;

NOW, THEREFORE, the Parties hereto hereby agree as follows


1.     DEFINITIONS

       Unless otherwise designated in this Agreement, defined terms will have the same meaning as provided in the Sale Agreements:

1.1    "AGREEMENT": this framework agreement.

1.2    "PARTIES": jointly all the Sellers, ICO and the Designated Purchaser.


2.     COORDINATION

2.1 RECITALS. The above recitals constitute an integral part of this Agreement.

2.2 NO "NOVAZIONE". This Agreement shall not constitute a "Novazione" of any of the Sale Agreements under the provisions of Article 1230 et seq. of the Italian Civil Code. All the provisions of the Sale Agreements shall continue to apply unless expressly derogated by this Agreement. In case of inconsistency of the provisions of this Agreement with the provisions of any of the Sale Agreements, the provisions of this Agreement shall prevail.

2.3 JOINT AND SEVERAL LIABILITY OF THE SELLERS. The Sellers shall be considered jointly and severally liable to Purchasers for any breach of the Sale Agreements, and the Purchasers may seek to recover any sums due to them under the terms of the Sale Agreements indifferently in respect of any Seller for the total amount due.

2.4 INDEMNIFICATION LIMIT. (i) The maximum indemnification to which the Purchasers shall be entitled under the terms of the Sale Agreements shall in no event exceed an aggregate Lire 3.000.000.000 (three billion) (the "INDEMNIFICATION LIMIT") which sum may be claimed indifferently in respect of any of the Sellers. (ii) The Sellers' obligation to indemnify the Purchasers under the terms of the Sale Agreements in respect of Loss(es) giving rise to an Indemnification Claim shall be limited to the extent to which Loss(es) exceed Lire 250.000.000 (two hundred fifty million); it being understood that in such case the Purchaser shall be indemnified only for the amount in excess of Lire
250.000.000 (two hundred fifty million) (the "INDEMNIFICATION THRESHOLD").

2.5 SPECIFIC FISCAL LIABILITIES. In partial derogation to Section 9.1 (b) of the Sale Agreements, the potential fiscal liabilities concerning undeductible expenses as highlighted in section 18, 166 and 167 of the Price Waterhouse report, which relevant extracts are attached hereto as Annex 2.5, will not be considered Loss(es) unless such liabilities exceed in the aggregate Lire
243.000.000 (two hundred forty three million), in which case the amount up to Lire 243.000.000 will not be considered Loss and may not be subject to any Indemnification Claim and the amount in excess of Lire 243.000.000 will be considered Loss which may be counted towards the Indemnification Threshold and the Indemnification Limit.

2.6 NON-CONTRAVENTION. The Sellers represent and warrant that the consummation of each and all the transactions contemplated by the Sale Agreements will not (a) violate any statute, rule, regulation, judgment, order, decree, stipulation or injunction to which Verplast is, or shall be, subject,
(b) conflict with or result in a breach of the provisions of the Certificate of Incorporation or By-laws of Verplast, as amended to date, (c) result in a breach, default or event of default of any loan agreement to which Verplast is a party, or (d) result in a breach, default or event of default of any contract to which Verplast is a party, which breach, default or event of default could have a material Adverse Effect on Verplast.

2.7 FISCAL COOPERATION. In the event that Verplast should be a party to a merger procedure or other corporate reorganization, the Sellers shall provide to Purchasers copies of any documents regarding taxation of the sale of the Verplast shares to Wedco, as may be required by the Italian tax legislation then in force, to allow Wedco to maximize any benefits available under such legislation.

2.8 ARBITRATION. In partial derogation to Section 10.10 of the Sale Agreements, any disputes arising with respect to or in connection with this Agreement and/or any Sale Agreement between ICO, the Designated Purchaser and any of the Sellers, without regard to the number of parties to the procedure, shall be finally decided by a panel of three arbitrators to be appointed by the Camera Arbitrale Nazionale ed Internazionale di Milano in accordance with its Rules of Arbitration. The Arbitrators shall be fluent in both Italian and English languages both written and spoken and either or both of the two languages can be used during the procedure. The Arbitrators shall be judging at law and in accordance with the Italian Civil Code of Procedure. All of the Sellers party to an arbitration shall always be treated as one and a sole party. Similarly ICO and the Designated Purchaser shall always be treated as one and a sole party.



ICO, INC.

By:   /s/ DR. ASHER O. PACHOLDER             /s/ FRANCESCO PANZINI
    ------------------------------------     ----------------------------------
      Name: Dr. Asher O. Pacholder           Mr. Francesco Panzini
      Title: Chairman

                                             /s/ MASSIMO VIVIANI
                                             ----------------------------------
                                             Mr. Massimo Viviani

Wedco Italy S.r.l                            DARC's S.p.A

By:   /s/ THEODORUS VERHOEFF                 By:   /s/ LUCIANO MEZZEDIMI
    ------------------------------------         ------------------------------
      Name: Theodorus Verhoeff                     Name: Luciano Mezzedimi
      Title: Managing Director                     Title: Chairman

                                  ANNEX 2.5

(1)      ICO, INC. (ICO)




         and




(2)      DARC'S S.P.A





___________________________________________
STOCK SALE & PURCHASE AGREEMENT
___________________________________________

THIS AGREEMENT is made on the 21st day of July, 1997 (hereinafter "Execution Date") BY AND BETWEEN:-


1. ICO, Inc., a Texas corporation having its principal offices at 11490 Westheimer, Suite 1000, Houston, Texas 77077 USA ("ICO" or the "PURCHASER")

                                                           - on one side -

                                      and

2. DARC'S S.p.A, an Italian company having its registered address at Como, Piazza del Popolo 14, tax-payer No. 00811900133 hereby represented its Chairman Mr Luciano Mezzedimi;

(the "SELLER")

                                                           - on the other side -

                                  WITNESSETH:

A. Whereas, the Seller is the beneficial and record owner of 570.000 ordinary shares having the nominal value of 1.000 Lira each (hereinafter the "SHARES") and representing 15% of the entire issued and outstanding capital of Verplast S.p.A, an Italian company having its registered address at Verolanuova, Loc. Breda Libera ("VERPLAST").

B. Whereas, ICO is willing to purchase from the Seller, either directly or through a designated party, and the Seller is willing to sell to ICO or a party designated by ICO, the Shares at a set price.

C. Whereas, ICO is willing to purchase additional shares in Verplast pursuant to separate agreements to be entered into with the other shareholders of Verplast so as to increase ICO's equity interest in Verplast.


NOW, THEREFORE, the Purchaser and the Seller hereby agree as follows:

1.       DEFINITIONS

         In addition to the other terms defined in this Agreement, the following terms and expressions shall have the following meanings as used herein:

1.1      "AGREEMENT": this stock sale and purchase agreement.

1.2 "ADVERSE EFFECT": a prejudicial effect on the assets, liabilities, financial condition, results of operations or future prospects of Verplast.

1.3 "BUSINESS DAY": any day other than a holiday on which banks are open to the public in Milan for the carrying out of their ordinary business.

1.4 "CLOSING": the transfer to the Purchaser or the Designated Purchaser of any and all rights, title and interest in and to the Shares, the payment by the Purchaser or the Designated Purchaser of the Purchase Price (as hereinafter defined) due to the Seller on the Closing Date (as hereinafter defined) and, more generally, the performance of all the obligations which must be fulfilled by the Parties (as hereinafter defined) on the Closing Date pursuant to Section 5 and subject to the conditions precedent set forth in Section 4 of this Agreement.

1.5      "CLOSING DATE": the date of the Closing.

1.6 "ICO GROUP": ICO and any company directly or indirectly controlled by, or affiliated with, ICO.

2.       SALE AND PURCHASE OF THE SHARES

2.1 SALE AND PURCHASE. Subject to the terms and conditions of this Agreement, on the Closing Date the Seller shall sell and transfer to the Purchaser and the Purchaser shall purchase from the Seller, free and marketable title to the Shares representing, in the aggregate, 15% (fifteen per cent) of the issued and outstanding share capital of Verplast, free and clear from any and all lien, charge, encumbrance or claim for the price set forth in Section
3.1 hereof:

2.2 DESIGNATED PURCHASER. ICO shall have the right to designate a third party (the "DESIGNATED PURCHASER") to take over all the rights and to assume all the liabilities of the Purchaser under this Agreement pursuant to Article 1401 et seq. of the Italian Civil Code, by giving notice thereof to the Seller on or prior to the scheduled Closing Date, provided that (i) the Designated Purchaser shall in any event be a company of the ICO Group, and (ii) ICO shall remain jointly and severally liable with the Designated Purchaser for the performance of all obligations and covenants of the Purchaser under this Agreement.


3.       PURCHASE PRICE

3.1 PRICE FOR THE SHARES. Subject to the terms and conditions set forth in this Agreement, the price payable by ICO to the Seller for the purchase of the Shares (hereinafter, the "PURCHASE PRICE") it is hereby irrevocably set at Lire
4.725.000.000 (four billion seven hundred twenty five million).

3.2 REFERENCE FINANCIAL STATEMENTS. The parties further acknowledge that this transaction has been based upon the financial statements of Verplast as of December 31, 1996 (hereinafter the "1996 STATUTORY FINANCIAL STATEMENTS") as updated on June 30, 1996 (hereinafter the "CLOSING FINANCIAL STATEMENTS") attached hereto as, respectively, Annex 3.2 (a) and Annex 3.2 (b).

3.3 PAYMENT TERMS AND CONDITIONS. Subject to the terms and conditions of this Agreement, the payment of the Purchase Price to the Seller shall be made on the Closing Date in Italian Lire in immediately available funds wire transferred to any such bank account(s) notified to the Purchaser by the Seller prior to the Closing Date.


4.       CONDITIONS PRECEDENT TO THE CLOSING

The obligations of each of the parties hereto to consummate the transactions which are contemplated by this Agreement to occur at the Closing shall be subject to the fulfilment or the waiver of the conditions set out in this
Section 4 below on or prior the Closing Date.

4.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES. On or prior to the Closing Date, there shall be no action or proceeding initiated by any governmental agency or by any other local, regional, national or supranational authority or by any third party which seeks to restrain, prohibit or invalidate this Agreement or the transactions contemplated herein or to recover substantial damages or other substantial relief with respect thereto, and no injunction or restraining order shall have been issued by any court, whether domestic or foreign, restraining, prohibiting or invalidating this Agreement or the transactions contemplated therein.

4.2      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER:

         (a) the Seller shall have duly performed all his material obligations which, pursuant to this Agreement, are required to be performed prior to the Closing;

         (b) without prejudice to the generality of (a) above:

         (i) prior to the Closing, each of the other shareholders of Verplast shall have waived in writing in favor of the Purchaser their rights of first refusal in respect of the Shares under Section 9 of Verplast's By-laws;

         (ii) prior to the Closing, each member of the Board of Directors of Verplast shall deliver an irrevocable resignation letter as Director of Verplast immediately effective in which they declare that they have nothing further to claim from Verplast on account of the offices held; and

         (iii) prior to the Closing, each member of the Board of Statutory Auditors of Verplast (including the "Sindaci Supplenti") shall have delivered an irrevocable resignation letter as Statutory Auditor immediately effective; and

         (iv) prior to the Closing, an Ordinary Shareholders' meeting of Verplast shall be held and validly resolve (i) to elect a new Board of Directors of Verplast consisting of the following individuals: Dr. Asher O. Pacholder (Chairman) Drs. Theodorus Verhoeff (Managing Director) Mr James P. Shanahan, Jr.

and (ii) to elect Messrs Luigi Mannelli (Chairman), Paolo Tognolo (Statutory Auditor), Gaetano Mariani (Statutory Auditor), Franco Boga (Supplente) and Piermauro Carabellese (Supplente) as members of the Board of Statutory Auditors replacing the resigning members.

4.3      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLER:

         (a) the Purchaser shall have duly performed all its material obligations which, pursuant to this Agreement, are required to be performed prior to the Closing; and

         (b) the Purchaser or the Designated Purchaser shall have given to the Seller adequate evidence of the authority of the officers of the Purchaser and/or Designated Purchaser who shall carry on the transactions contemplated in this Agreement.


5.       CLOSING

5.1 THE CLOSING. Subject to the satisfaction or waiver of the conditions precedent contemplated by Section 4 hereof, the Closing shall take place at the offices of CAB Banca Lombarda, Via Silvio Pellico 10, Milan (or such other place as may be agreed upon by the Seller and the Purchaser before the Closing). At the Closing the parties hereto shall comply with their respective obligations as set out in this Section 5.1 below and shall take any other action and/or sign any other document which may be required by law or this
Agreement:

         5.1.1   The Seller shall:

         (i) duly endorse and transfer the Shares to the Purchaser or the Designated Purchaser and execute the "Fissato Bollato";

         (ii) deliver to the Purchaser an irrevocable first request Bank guarantee from CAB Banca Lombarda in the form of Annex 5.1 (b) hereto in the sum of Lire 150.000.000 (hundred and fifty million) lapsing on December 31, 1999.

         (iii) execute and deliver to the Purchaser any such other documents as are contemplated by this Agreement to be executed and delivered to the Purchaser at the Closing or as may be reasonably requested by the Purchaser in order to complete the Closing transactions or in connection therewith.

         5.1.2   The Purchaser or the Designated Purchaser shall:

         (i) pay the Seller the Purchase Price;

         (ii) execute the "Fissato Bollato";

         (iii) enter into a consultancy agreement with the Seller in the form of Annex 5.1 (a) hereto;

         (iv) execute and deliver to the Seller any such other documents as are contemplated by this Agreement to be executed and delivered to the Seller at the Closing or as may be reasonably requested by the Seller in order to complete the Closing transactions or in connection therewith.


6.       REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby acknowledges and agrees that each of the following representations and warranties has been an inducement to the Purchaser's decision to enter into this Agreement:

6.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Verplast is duly organized, validly existing and fully qualified to carry on its business under the laws of the jurisdiction in which it is incorporated. Verplast has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

6.2 AUTHORIZATION. The Seller has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated herein. No consent of, notice to, or filing with, any lender, trustee, security holder, spouse or any other person is required for the Seller to enter into this Agreement and to consummate the transactions contemplated herein.

6.3 BINDING EFFECT. This Agreement has been duly executed by the Seller and constitutes the legal, valid and binding obligations of the Seller, enforceable against it in accordance with its terms.

6.4 CAPITALIZATION OF VERPLAST AND DEBENTURES. The issued and outstanding capital of Verplast amounts to Lire 3.800.000.000 (three billion eight hundred million) and is divided into 3.800.000 shares as indicated in the shareholders' book. All shares are fully paid-up and nonassessable, free and clear of any pledges, liens, claims, security interests, encumbrances and third party's rights. None of the shares has been issued or transferred in violation of any preemptive, preferential or contractual right. As disclosed in Annex 6.4 hereto, Verplast has issued and has outstanding awaiting redemption debentures in the sum of Lire 3.000.000.000 (three billion).

6.5 OWNERSHIP OF THE SHARES. Verplast shareholders' book provides a true, correct and complete record of the current beneficial and record owners of the shares. There are no authorized or outstanding options, warrants, rights, contracts, calls, puts, rights to subscribe, conversion rights or other agreements or commitments to which the Seller and/or Verplast are a party or which are binding on them providing for the issuance, disposition or acquisition of any of the Shares.

6.6 SUBSIDIARIES. Verplast owns a quota representing 75% of the issued and outstanding capital of TEC.MA S.r.l. (hereinafter "TEC.MA QUOTA") a company having its registered address at Via Madrid 16, Verdellino (BG)

(hereinafter "TEC.MA"). The TEC.MA Quota is free and clear of any pledges, liens, claims, security interests, encumbrances and third party's rights. The TEC.MA Quota has not been issued or transferred in violation of any preemptive, preferential or contractual right. As evidenced in the shareholders' agreement included in Annex 6.14 hereto there are outstanding call and put options in favor of Verplast to acquire additional quotas in TEC.MA up to 100% of the issued and outstanding capital of TEC.MA from the current quotaholders of TEC.MA.

6.7 CORPORATE RECORDS AND ACTION. The copies of the minute books of Verplast are true, complete and accurate. All corporate action which has been taken by any management body of Verplast and which is to be recorded in minute books under the applicable law is fairly and accurately summarized in all material respects in the minute books of Verplast. The extracts of the shareholders' book of Verplast disclosed in Annex 6.7 hereto are true,
complete and accurate.   All issuances, cancellations, transfers and exchanges
of shares of the capital of Verplast are duly recorded in its shareholders' book.

6.8 FINANCIAL STATEMENTS. The statutory financial statements of Verplast for the last 5 (five) years (hereinafter collectively referred as to the "STATUTORY FINANCIAL STATEMENTS") as well as the Closing Financial Statements,
(a) have, been prepared from the books and records of Verplast in accordance with local generally accepted accounting principles applied on a consistent basis, and (b) fairly present the financial condition and the results of operations of Verplast for the period covered by said financial statements.

6.9 UNDISCLOSED LIABILITIES. Verplast has no liability (whether known or unknown, absolute or contingent, liquidated or unliquidated and whether due or to become due), including without limitation any liability for Taxes (as hereinafter defined) or undeductible expenses, except for (a) liabilities indicated in the balance sheet of Verplast included in the Statutory Financial Statements and the Closing Financial Statements and (b) liabilities incurred after the reference date of said Closing Financial Statements in the ordinary course of business and in accordance with past practices and (c) liabilities for income taxes in respect of income earned in 1997. Verplast is neither liable upon nor has guaranteed any debt or obligation of any other person or entity, including its Directors and shareholders.

6.10     SUBSEQUENT EVENTS. Since July 1st, 1997 there have not been:

         (a) any events which, individually or in the aggregate, had or could have a material Adverse Effect, except to the extent that such Adverse Effect is a consequence of the transactions contemplated by this Agreement or the announcement thereof;

         (b) any debts incurred as a consequence of money borrowed by Verplast other than debts incurred in the ordinary course of business or any lien or security interest granted by Verplast;

         (c) any sale of any of Verplast's assets, other than sales of inventory in the ordinary course of business and sales of equipment made in the ordinary course of business due to the replacement or abandonment thereof;

         (d) any capital expenditures paid, incurred or committed to Verplast, other than capital expenditures incurred in the ordinary course of business which do not exceed Lire 100.000.000 (hundred million) for any individual item or group of related items;

         (e) any dividend, payment or other distribution with respect to any of the Shares or any payment made or benefit granted, under whatever forms and to any title, by Verplast to any of its shareholders or to any party connected with its shareholders;

         (f) any loan to or investment in, or acquisition of any securities or assets of any other person or entity, other than purchase of inventory and supplies in the ordinary course of business;

         (g) any increase in the rate of compensation or material increase in the benefits payable or to become payable to any of the Verplast's Directors, officers or employees (other than raises made in the ordinary course of business to employees who are not directors or officers provided that such raise to any such employee shall not exceed 10% of the base compensation of such employee in effect at the date of execution of this Agreement or unless such raises are due under applicable labor laws and regulations or Collective Bargaining Agreements) or any material change to any of the terms of employment of any of Verplast's Directors, officers or employees.


6.11     TAXES.

         (a) Verplast has filed all returns relating to taxes which Verplast was required to file since 1989 (hereinafter jointly referred as the "TAX RETURNS"). All Taxes payable by Verplast have been paid and Verplast has no liability or obligation with regard to Taxes for any period prior to the Closing Date, except for taxes not yet due; accruals for Taxes not yet due fully reflect obligations of Verplast for Taxes incurred through the date of the Closing Financial Statements. As used herein, "TAXES" mean any state, local or foreign income, gross receipts, franchise, payroll, employment, excise, withholding, unemployment, personal property, sales, use, value added, alternative, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto.

         (b) None of Verplast's Tax Returns have been audited or are currently subject to an auditing procedure carried out by a governmental agency and Verplast has not been notified of any deficiency or alleged deficiency relating to any of the Taxes paid by it.

6.12 ASSETS GENERALLY. Annex 6.12 hereto lists all the fixed assets owned by Verplast and includes the documentation relating to Verplast's real properties.

Verplast owns all the assets indicated on the balance sheets of the Closing Financial Statements (other than inventory which has been sold in the ordinary course of business, prepaid expenses which have expired in the ordinary course of business, accounts receivable which have been collected in the ordinary course of business and equipment which has been replaced, exhausted or abandoned in the ordinary course of business) free and clear of any mortgage, pledge, lien, encumbrance or other security interest.

6.13     INTELLECTUAL PROPERTY.

         (a) Verplast does not own any patents, trademarks, service marks, trade names, copyrights and applications therefor. Verplast has the right to use the "Vertenex" trademark pursuant to the trademark license agreement attached hereto as Annex 6.13, and there are no patents, trademarks, service marks, trade names, copyrights or other intellectual property rights, necessary to conduct the business of Verplast as it is currently conducted. Neither the Seller nor any other party shall be entitled to any right to file patent applications for inventions, processes, technologies or know-how necessary to conduct the business of Verplast as it is currently conducted. Except as disclosed in Annex 6.13 hereto, Verplast is not subject to any obligation to pay royalties or any other fees for the use of any third party intellectual property rights.

         (b) During the past 5 years Verplast did not interfere with, infringe, misappropriate or otherwise conflict with any patent, trademark, service mark, trade name, copyright, trade dress or any other proprietary right of any third party which reasonably could be expected to have a material Adverse Effect and Verplast has not been notified of any claim alleging such interference, infringement, misappropriation or conflict.

6.14 MATERIAL CONTRACTS. In Annex 6.14 hereto are disclosed true, complete and accurate copies of all material contracts, leases and agreements currently in force to which Verplast is a party including, but not limited to:

         (i) any agreement for the lease of real property;

         (ii) any tenancy-rental agreement for real properties owned by Verplast;

         (iii) any agreement or amendment to such agreement under the terms of which Verplast has created, incurred, assumed or guaranteed any liability for borrowed money in excess of Lire 30.000.000 (thirty million) including, without limitation, any term loan or other agreements with any bank or any other financial institution;

         (iv) any agreement under which Verplast has granted a lien, pledge, security interest or other encumbrance upon any of its assets;

         (v) any contract with external consultants for a liability exceeding Lire 30.000.000 (thirty million) per year, including any bonus or deferred payment (other than oral retainers of professionals which can be terminated without notice);

         (vi) any guaranty, suretyship, performance bond and/or contribution agreements;

         (vii) any material distribution, agency, marketing, licensing, sales representative and/or dealership agreements;

         (viii) any loans or advances to any third party, including, without limitation, the shareholders, directors and officers of Verplast in excess of Lire 30.000.000 (thirty million);

         (ix) any collective bargaining agreement.

         With respect to each material agreement and each license relating to the Licensed Intellectual Property to which Verplast is a party, except as otherwise disclosed in Annex 6.14: (i) such agreement is in full force and effect and constitutes the legal, valid and binding obligation for Verplast and the other parties thereto and it is enforceable in accordance with its terms,
(ii) to the best of the Seller's knowledge, such agreement will not be terminated as a result of this Agreement or the consummation of the transactions contemplated herein, (iii) Verplast is not in default in any material respect under such agreement and no event has occurred which, with the passing of time, would become a default, and (iv) no other party is in default in any material respect under such agreement. No bonus or severance will become due and payable under any existing agreement between Verplast and any of its employees as a result of this Agreement or the consummation of the transactions contemplated herein.

6.15 LITIGATION. Except as disclosed in Annex 6.15, Verplast is not (a) subject to any outstanding injunction, judgment, order, decree or ruling or (b) a party to or, to the best of the Seller's knowledge, threatened to be made a party to, any action, suit, proceeding, hearing or investigation, of or before any court, quasi-judicial agency, administrative agency or arbitrator ("LITIGATION"). Nor are there facts or circumstances which could be the basis for Litigation and which, individually or in the aggregate, could have a material Adverse Effect.

6.16 PRODUCT LIABILITY. No claims or demands have been made or, to the best of the Seller's knowledge, could be made, against Verplast alleging injury to individuals or properties as a result of the ownership, possession or use of any product manufactured or sold by Verplast which, if successful, could have a material Adverse Effect, individually or in the aggregate.

6.17 INSURANCE. A true complete and accurate list of all the insurance policies of Verplast currently in force (including, but not limited to, policies providing for casualty, liability and workers compensation coverage) is attached as Annex 6.17 hereto. With respect to each such insurance policy:
(i) the policy is legal, valid, binding and in full force and effect and it is enforceable in accordance with its terms, and (ii) neither the Insurer or Verplast is in breach or default thereunder, including without limitation any default with respect to the payment of premiums or the giving of notices.

6.18 COMPLIANCE WITH LAWS. Verplast always has complied with all applicable laws, rules, regulations, ordinances and codes, whether domestic or foreign ("LAWS"), where the failure to so comply reasonably could be expected to have a material Adverse Effect, and no notice has been received alleging non-compliance with any Laws which remains uncured as of the date hereof.

6.19 LICENCES AND PERMITS. As disclosed in Annex 6.19, Verplast always has obtained all licenses, permits and other authorizations the lack of which reasonably could be expected to have a material Adverse Effect. All of such licenses, permits and authorizations are in full force and effect and will remain in full force and effect immediately after the Closing Date. No material violation exists in respect of any such licence, permit or authorization. No proceeding is pending, or, to the knowledge of the Seller, threatened to revoke or limit any such license, permit or any other authorization.

6.20 ENVIRONMENTAL. Except as disclosed in Annex 6.20, Verplast is and always has operated in strict compliance with the Environmental Laws (as hereinafter defined) applicable to its business and/or properties where the failure to do so could have a material Adverse Effect. Without prejudice to the generality of the foregoing:

         (i) no Hazardous Materials (as hereinafter defined), asbestos or asbestos containing materials ("ACMS") (A) are, or have been, located in or about any real properties owned or used by Verplast or any of its predecessors or tenants, (B) have been released by Verplast or its predecessors or tenants into the environment, or (C) have been discharged, treated, managed, recycled, placed or disposed of by Verplast or its predecessors, tenants or anyone else, at, on or under any real properties owned or used by Verplast or any of its predecessors or tenants;

         (ii) no Hazardous Materials or ACMs formerly located on the real properties owned or used by Verplast or its predecessors or tenants have been disposed of at any off-site waste disposal facility;

         (iii) no portion of any real properties owned or used by Verplast or rented, leased by it to third parties is being used, or has been used, for the disposal, storage, recycling, treatment, processing or any other handling whatsoever of Hazardous Materials and no portion of any real properties owned or used by Verplast's predecessors or tenants is being used or has been used for the disposal, storage, recycling, treatment, processing or any other handling whatsoever of Hazardous Materials;

         (iv) no storage tanks (whether above ground or underground) are located within real properties currently or previously owned or used by Verplast or its predecessors;

         (v) Verplast has not disposed of, and none of its predecessors has ever disposed of, any substance (other than human sewage) into the plumbing or septic tank which Verplast owns or uses or which Verplast or any of its predecessors has owned or used;

         (vi) no investigation, administrative order or notice, consent, order and agreement, litigation, settlement or environmental claim or lien with respect to Hazardous Materials or ACMs is in existence or, to the Seller's knowledge, proposed or threatened with respect to any real properties now or previously owned or used by Verplast or its predecessors or tenants, or with respect to any off-site waste disposal where the wastes of Verplast or of any of its predecessors or tenants have been disposed; and

         (vii) Verplast has not been notified of any summons, citation or written notice from any person, entity or governmental agency whatsoever concerning any violation or alleged violation of Environmental Laws.

         The following terms shall have the following meanings for purposes of this Section 6.20:

         (a) the term "ENVIRONMENTAL LAWS" shall mean any and all domestic and European Union laws, regulations, directives and any other requirement concerning air pollution control, water pollution control, resource conservation and recovery, solid waste disposal, toxic substance control, Hazardous Materials or the protection of the environment or the safeguard of public health; and

         (b) the term "HAZARDOUS MATERIAL(S)" shall mean any hazardous, toxic or dangerous substance, pollutant, contaminant, waste and/or any other material regulated under Environmental Laws; ACMs; oil and petroleum products and natural gas, natural gas liquids, liquified natural gas, and synthetic gas usable for fuel; chemicals subject to Environmental Laws; and industrial process and pollution control wastes whether or not hazardous within the meaning of the applicable laws.

6.21     EMPLOYEES - SALES AGENTS - OTHER SELF-EMPLOYED PERSONS.

         (i) All the employment contracts to which Verplast is a party are in compliance with all applicable laws and regulations and Collective Bargaining Agreements (including Company Agreements). All obligations deriving from the applicable Collective Bargaining Agreements in force have been duly fulfilled. There are no economic or legal conditions which are not expressed in the above employment contracts or Collective Bargaining Agreements (in particular, but without limitation, bonus arrangements, severance arrangements and fringe benefits). Annex 6.21 (a) hereto lists all the employees of Verplast and truly, completely and accurately summarizes their current position, TFR and applicable benefits, if any.

         (ii) Verplast always has been and is currently in full compliance with all employment, agency and social security laws and regulations as well as with any laws and regulations concerning accident prevention, safety and hygiene at work, and to this regard, except as disclosed in Annex 6.21 (b), Verplast has not been notified nor is it aware of any warnings, assessments or pending proceedings. No allegation, charge, claim or complaint of age, disability, sex or race discrimination or similar charge, claim or request of recognition of the employee status by a self-employed person or any other person not included in the payroll of Verplast has been made to Verplast or in any way threatened against it. There is no reasonable ground upon which any such allegation, charge, claim, complaint or request can be made.

         (iii) All social security contributions due with respect to the employees and the sales agents have always been regularly paid by Verplast and the TFR and other indemnities due to the employees and sales agents have been regularly paid or set aside and regularly accrued in the respective Statutory Financial Statements, as applicable, and, as of the Date of the Closing Financial Statements, there are no amounts due other than as reflected in the Closing Financial Statements.

6.22 EMPLOYEE BENEFIT PLANS AND POLICIES. There are no employee benefit plans which Verplast should have maintained or contributed to, or has maintained or contributed to for the three years preceding the date hereof or at any time during this period, which were mandatory in accordance with Collective Bargaining Agreements or with any other applicable laws and/or regulations and/or other sources.

6.23 CUSTOMERS AND SUPPLIERS. Verplast has not been notified, nor is the Seller aware, that any of its customers and/or suppliers intend to cease doing business with it or to reduce the amount of goods or services purchased and/or sold on a regular on-going basis from or to it, the cessation or reduction of which could have a material Adverse Effect. As far as supplies are concerned, Verplast has not experienced in the past 12 months any material shortage of supplies or any price increase in such supplies (unless due to significant variation of the exchange rate between the Italian Lira and the other major currencies) or changes in terms of dealing with any of its customers or suppliers, which can be reasonably expected to have a material Adverse Effect.

6.24 POWERS OF ATTORNEY. There are no outstanding powers of attorney granted by Verplast or its Directors to any other person or entity.

6.25 BROKERAGE FEE Neither the Seller nor Verplast has engaged any investment banker, finder, broker or similar agent with respect to the transactions contemplated by this Agreement which could give rise to any brokerage fee, finder's fee, commission or similar liability on the part of Verplast or the Purchaser.

6.26 FULL DISCLOSURE. All the representations and warranties of the Seller contained in this Agreement, the Annexes and the documents executed and delivered to the Purchaser pursuant hereto are true, complete and accurate and do not omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

6.27 DUE INQUIRY BY THE SELLER. The representations and warranties of the Seller contained in this Agreement which are limited by the Seller's knowledge or awareness, shall require the Seller to conduct a due inquiry to ascertain the truth and validity of any such representation and warranty given under this Agreement.


7.       REPRESENTATIONS AND WARRANTIES OF THE  PURCHASER

The Purchaser hereby acknowledges and agrees that each of the following representations and warranties has been a material inducement to the Seller's decision to enter into this Agreement:

7.1 ORGANIZATION AND CORPORATE POWER. ICO and the Designated Purchaser are corporations duly organized, validly existing and in good standing under the laws of their own jurisdiction.

7.2 AUTHORIZATION. ICO and the Designated Purchaser have full corporate power and authority to enter into this Agreement and to perform their respective obligations hereunder. The entering into this Agreement by ICO and the Designated Purchaser and the performance of their obligations hereunder have and shall have been, as applicable, duly authorized by resolutions duly adopted by their Boards of Directors.

7.3 BINDING EFFECT. This Agreement has been duly executed by ICO and constitutes the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles. Except as contemplated by this Agreement, neither ICO nor the Designated Purchaser is, or shall be, required to give any notice to, make any filing with, or obtain any authorization, consent or approval of, any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

7.4 NON-CONTRAVENTION. Neither the entering into this Agreement by ICO and the Designated Purchaser nor the consummation of the transactions contemplated hereby will (a) violate any statute, regulation, rule, judgment, order, decree, stipulation or injunction to which ICO or the Designated Purchaser is, or shall be, subject, or (b) conflict with or result in a breach of the provisions of the Certificate of Incorporation or By-laws of ICO or the Designated Purchaser, as amended to date.

7.5 BROKERAGE FEE. Neither the Purchaser nor any member of the ICO Group has engaged any investment banker, finder, broker or similar agent with respect to the transactions contemplated by this Agreement which could give rise to any brokerage fee, finder's fee, commission or similar liability on the part of the Seller.

7.6 FULL DISCLOSURE. All the representations and warranties of the Purchaser contained in this Agreement, the Annexes and the documents executed and delivered to the Seller pursuant hereto are true, complete and accurate and do not omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.


8.       OTHER AGREEMENTS AND COVENANTS

8.1 NON-COMPETE AGREEMENT. The Seller hereby agrees and undertakes that for the period from the Closing Date to the fifth anniversary of the Closing Date, it will not, without the prior written consent of the Purchaser, directly or indirectly, as a shareholder, partner, director, officer, employee, agent, consultant or otherwise, (a) invest or engage in any business or other activity which competes with any activity or business of Verplast, ICO or any company of the ICO Group (cumulatively, the "COMPANIES"), as conducted at the Closing Date, or accept employment with or render services to a competitor of the Companies; or (b) engage, suggest or assist in or influence the engagement or hiring by any competing organization of any salesman, distributor, contractor, employee or source of the Companies, or otherwise cause or encourage any person, firm or corporation having a business relationship with the Companies including, without limitation, any customer or supplier of any of the Companies, to sever such relationship with the Companies; provided, however, that the obligation of the Seller contemplated by in this Section 8.1 (i) shall not restrict the Seller from owning up to 5% of the capital stock of a competing publicly traded company. The restrictions contained in this paragraph 8.1 (i) shall extend to Europe and the United States.

8.2 DEBENTURES. The Purchaser agrees and covenants that, after the Closing Date and no later than September 30, 1997, it shall purchase from the then current owners all the debentures issued and outstanding by Verplast at their nominal value plus interest accrued on the redemption date, unless on or prior to September 30, 1997 the Purchaser has caused Verplast either (a) to redeem all the debentures issued and still outstanding by paying to the then current debenture holders the capital and interest accrued to date or (b) to release a guarantee on Verplast's assets in favor of the debenture holders. Should Verplast decide to issue the guarantee pursuant to (b) above, the Seller shall endeavour to cause the debenture holders to consent at any time to the redemption of the debentures issued and still outstanding in the event Verplast will be party to a merger procedure.

8.3 DISCHARGE OF CURRENT DIRECTORS. As soon as practicable, the Purchaser shall cause Verplast and TEC.MA to hold shareholders' meetings to resolve upon the full release of the resigning members of their respective Boards of Directors of Verplast from the resigning Directors' potential liabilities in respect of Verplast and TEC.MA, respectively, and their respective shareholders by virtue of the offices held by the resigning Directors.


9.       INDEMNIFICATION BY THE SELLER

9.1 INDEMNIFICATION GENERALLY. From and after the Closing Date, the Seller shall indemnify and hold the Purchaser harmless against and from any and all costs, expenses, losses, damages and liabilities (including, without limitation, reasonable attorneys' fees) (the "LOSSES" and each a "LOSS") incurred by the Purchaser with respect to or in connection with:

         (a) any breach of any of the representations and warranties of the Seller under this Agreement; and

         (b) additional Taxes resulting from any inquiry, adjustment or assessment of a deficiency by a governmental agency or authority concerning Verplast's Tax Returns for any of the fiscal periods open to verification and ending on or prior to the Closing Date; and

         (c) the reclassification or recategorization by a governmental agency or authority of any item of expense (including amortization of assets), if such expense was deducted in any fiscal period open to verification and ending on or prior to the Closing Date or such asset was acquired during any fiscal period open to verification and ending on or prior to the Closing Date; and

         (d) any breach of the Environmental Laws or any other facts or circumstances contemplated by Section 6.20 hereof or failure to obtain any licence, authorization, permit or other measure contemplated by Section 6.19 hereof; and

         (e) any claims made by any self-employed persons or other persons not included in the payroll of Verplast and/or by social security agencies on the grounds of the employment nature of the relationship with such persons based on circumstances existing prior to the Closing Date.

9.2 LIMITATIONS TO INDEMNIFICATION. The Purchaser's right to indemnification shall be subject to the following limitations:

         (i) in respect of Loss(es) suffered under Section 9.1 (a) above, the Purchaser's right to indemnification shall lapse if no notice of an Indemnification Claim shall have been given to the Seller on or before December 31, 1999, except that for Loss(es) suffered for breach of Section 6.21 of this Agreement, in which case the applicable statutory limitation period (periodo di prescrizione) shall apply;

         (ii) in respect of Loss(es) suffered under Section 9.1 (b), (c), (d) and (e) above, the Purchaser's right to indemnification shall lapse if no Indemnification Claim is notified to the Seller on or before the date in which the applicable statutory limitation period (periodo di prescrizione) will lapse;


9.3 INDEMNIFICATION PROCEDURE. In order for the Purchaser to be indemnified and held harmless against and from Losses under this Section 9 other than Losses arising out of Third Party Claims (as hereinafter defined) under Section 9.4:

         (a) the Purchaser shall give written notice to the Seller of any claim (the "INDEMNIFICATION CLAIM"), which notice shall set forth a reasonably detailed statement of the Indemnification Claim and the cost, expense, loss, damage and liability the Purchaser and/or Verplast incurred and/or expects to incur by reason thereof;

         (b) such indemnification payment shall be made on the later of (i) the expiration of thirty (30) days from the date of such notice (the "NOTICE PERIOD") or, (ii) if such claim is contested as hereinafter provided, within 10 days from the date in which the dispute is resolved in accordance with this
Section 9.3, or (iii) within 10 days from the date in which such Indemnification Claim becomes liquidated in amount; and

         (c) if, prior to the expiration of the Notice of Period, the Seller notifies the Purchaser in writing of his intention to dispute the Indemnification Claim, and if such dispute is not resolved within thirty (30) days after the expiration of the Notice Period (the "RESOLUTION PERIOD"), then such dispute shall be resolved by a committee of three arbitrators who shall be appointed within 60 days of the expiration of the Resolution Period and shall act in accordance with Section 10.10 below. The parties shall cooperate and diligently pursue the arbitration of such Indemnification Claim in order for a decision to be made by the arbitrators within 45 days after their appointment.

9.4 INDEMNIFICATION CLAIMS FOR THIRD PARTY CLAIMS. The provisions of this Section shall apply to any Losses which arise or may arise as a result of a claim made by a third party and any related Litigation or similar process or proceeding ("THIRD PARTY CLAIM").

         (a) the Purchaser or the Designated Purchaser shall give notice to the Seller promptly after the Purchaser or the Designated Purchaser becomes aware of any Third Party Claim, which notice shall include a copy of any letter, complaint or similar writing received by the Purchaser, Designated Purchaser and/or Verplast setting out such Third Party Claim or a written description of any oral notice received by such party; provided, however, that any delay in providing such notification shall not constitute a bar or defense to indemnify except to the extent the Seller has been prejudiced thereby.

         (b) Within ten (20) days from the date of such notice to the Seller, the Seller shall notify the Purchaser in writing if he intends to dispute that such Third Party Claim constitutes or will constitute a Loss subject to indemnification hereunder (the "DISPUTE NOTICE"). If the Dispute Notice is given within said twenty (20) day period, the issue of whether such Third Party Claim constitutes or will constitute a Loss subject to indemnification hereunder may be submitted to arbitration in accordance with Section 10.10 hereof, unless an agreement is subsequently reached between the Parties.

         (c) For the purpose of this Section 9.4, in the case of a defence of a Third Party Claim: (i) the Purchaser shall have the right to defend such Third Party Claim and the costs of such defense, including, without limitation, the fees and expenses of counsel and other professionals, shall be deemed to be

Losses, (ii) the Seller shall have the right to participate in the defense of the Third Party Claim at its own costs and expenses provided that such right is not exercised in a way which could prejudice the Purchaser's defense of the Third Party Claim, and (iii) the Purchaser shall consult with the Seller prior to reaching a settlement of the Third Party Claim, if any.

         (d) In order for the Seller to exercise the right to participate in the defense of a Third Party Claim, the Seller shall give notice to the Purchaser within twenty (20) days after receipt of the notice of the Third Party Claim as to which no Dispute Notice was given. If the Seller fails to notify the Purchaser within such period, the Seller shall be deemed to have waived his right to defend such Third Party Claim and the Purchaser shall have the right to defend such Third Party Claim, and its costs and expense, including without limitation the fees and expenses of counsel and other professionals shall be deemed to be Losses.


10.      MISCELLANEOUS

10.1 ENTIRE AGREEMENT. This Agreement, the Annexes hereto and the documents executed and delivered pursuant hereto or simultaneously herewith constitute the entire agreement between the parties in respect to the subject matter hereof and supersede all prior written and oral agreements and arrangements between the parties hereto with regard to the subject matter hereof.

10.2 AMENDMENTS. Any amendment to this Agreement shall be valid and binding upon the parties only if made in writing and signed by the Seller and the Purchaser.

10.3 COSTS. All the costs relating to the transfer of the Shares to the Purchaser, including stamp duties, bank fees and registration tax, if any, shall be borne by the Purchaser (but not capital gains tax which will be borne by the Seller).

10.4 EFFECTS. The provisions of this Agreement shall be legally binding upon the parties and their respective heirs, successors and assigns.

10.5 RIGHTS AND REMEDIES. The exercise or failure to exercise by any party any right or remedy arising out of this Agreement shall not constitute a waiver of that right or remedy or of any other rights or remedies.

10.6 NOTICES. All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing. All notices, demands and requests shall be deemed to have been properly served if given by telefax confirmed by registered post, registered post or a reputable overnight carrier, addressed as follows:

         If to the Seller:               DARC'S S.p.A
                                         Piazza Del Popolo 14
                                         Como, Italia

         With a copy to:                 Avv. Francesco Bellini
                                         Via S. Pellico 12
                                         20121 Milano, Italia
                                         Facsimile No. 0039 2 867391





         If to the Purchaser:            ICO, Inc.
                                         11490 Westheimer, Houston, Texas
                                         77077 USA
                                         Attn: General Counsel
                                         Facsimile No.: 001 281 721 4222

         With copies to:                 Dobson & Pinci
                                         Via Santa Radegonda 16
                                         20121 Milan Italy
                                         Facsimile No.: 86464548

                                         and to

                                         Mr Theodorus Verhoeff
                                         Parklaan 1
                                         3016 BA Rotterdam, Netherlands
                                         Facsimile No.: 0031 10 241 1717


         Each notice, demand or request shall be effective upon receipt of telefax or registered post or upon arrival to the recipient's address by delivery of a reputable overnight carrier in accordance with the foregoing. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall not adversely impact the effectiveness of any such notice, demand or request. Any addressee may change its address for notices hereunder by giving written notice in accordance with this Section.

10.7 INTERPRETATION. The masculine, feminine or neuter pronouns used herein shall be interpreted without regard to gender, and the use of the singular or plural shall be deemed to include the other whenever the context so requires. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of this Agreement. Unless otherwise expressly stated herein, all references herein to sections and paragraphs are to Sections and paragraphs in this Agreement and all references herein to Annexes are to Annexes to this Agreement.

10.8 SCHEDULES. The Annexes referred to herein, and attached to this Agreement, are incorporated herein by reference as if fully set forth in the text hereof.

10.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with Italian law.

10.10 ARBITRATION. Any disputes arising with respect to or in connection with this Agreement between the Purchaser and/or Designated Purchaser and the Seller, without having regard to the number of parties to the procedure, shall be finally decided by a panel of three arbitrators to be appointed by the Camera Arbitrale Nazionale ed Internazionale di Milano in accordance with its Rules of Arbitration. The Arbitrators shall be fluent in both Italian and English languages both written and spoken and either or both of the two languages can be used during the procedure. The Arbitrators shall be judging at law and in accordance with the Italian Civil Code of Procedure.

10.11 BUSINESS DAYS. If any date determined pursuant to this Agreement on which any obligation of the parties is to be fulfilled falls on a day other than a Business Day, such date shall be automatically postponed to the first subsequent Business Day.

10.12 SURVIVAL. The representations and warranties of the parties contained in this Agreement, the provisions of Section 9 and any other provision of this Agreement which is expressly stated or, by its nature, is intended to remain valid after the Closing, shall survive such Closing.



THE PURCHASER                                               THE SELLER



By: /s/ AL O. PACHOLDER                            By: /s/ LUCIANO MEZZEDIMI
    ----------------------                             ------------------------
    Name: Al O. Pacholder                              Name: Luciano Mezzedimi
    Title: Chairman                                    Title: Chairman

(1)    ICO, INC. (ICO)




       and




(2)    MR FRANCESCO PANZINI





-------------------------------------------
STOCK SALE & PURCHASE AGREEMENT

-------------------------------------------

THIS AGREEMENT is made on the 21st day of July, 1997 (hereinafter "Execution Date") BY AND BETWEEN:-


1. ICO, Inc., a Texas corporation having its principal offices at 11490 Westheimer, Suite 1000, Houston, Texas 77077 USA ("ICO" or the "PURCHASER")


                                                                 - on one side -

                                      and

2. Mr Francesco Panzini, born in Subiaco Roma on April 22, 1938, resident at Milano, Via degli Ottoboni 7, tax-payer No. PNZFNC38D22I992;

(the "SELLER")

                                                           - on the other side -

                                  WITNESSETH:

A. Whereas, the Seller is the beneficial and record owner of 950.000 ordinary shares having the nominal value of 1.000 Lira each (hereinafter the "SHARES") and representing 25% of the entire issued and outstanding capital of Verplast S.p.A, an Italian company having its registered address at Verolanuova, Loc. Breda Libera ("VERPLAST").

B. Whereas, ICO is willing to purchase from the Seller, either directly or through a designated party, and the Seller is willing to sell to ICO or a party designated by ICO, the Shares at a set price.

C. Whereas, ICO is willing to purchase additional shares in Verplast pursuant to separate agreements to be entered into with the other shareholders of Verplast so as to increase ICO's equity interest in Verplast.

E. Whereas, subject to the terms of this agreement, the Purchaser has requested the Seller (as partial consideration for the Purchase Price) to continue to cooperate with Verplast on the basis of the consultancy agreement attached hereto.

NOW, THEREFORE, the Purchaser and the Seller hereby agree as follows:

1.       DEFINITIONS

         In addition to the other terms defined in this Agreement, the following terms and expressions shall have the following meanings as used herein:

1.1      "AGREEMENT": this stock sale and purchase agreement.

1.2 "ADVERSE EFFECT": a prejudicial effect on the assets, liabilities, financial condition, results of operations or future prospects of Verplast.

1.3 "BUSINESS DAY": any day other than a holiday on which banks are open to the public in Milan for the carrying out of their ordinary business.

1.4 "CLOSING": the transfer to the Purchaser or the Designated Purchaser of any and all rights, title and interest in and to the Shares, the payment by the Purchaser or the Designated Purchaser of the Purchase Price (as hereinafter defined) due to the Seller on the Closing Date (as hereinafter defined) and, more generally, the performance of all the obligations which must be fulfilled by the Parties (as hereinafter defined) on the Closing Date pursuant to Section 5 and subject to the conditions precedent set forth in Section 4 of this Agreement.

1.5      "CLOSING DATE": the date of the Closing.

1.6 "ICO GROUP": ICO and any company directly or indirectly controlled by, or affiliated with, ICO.


2.       SALE AND PURCHASE OF THE SHARES

2.1 SALE AND PURCHASE. Subject to the terms and conditions of this Agreement, on the Closing Date the Seller shall sell and transfer to the Purchaser and the Purchaser shall purchase from the Seller, free and marketable title to the Shares representing, in the aggregate, 25% (twenty five per cent) of the issued and outstanding share capital of Verplast, free and clear from any and all lien, charge, encumbrance or claim for the price set forth in
Section 3.1 hereof:

2.2 DESIGNATED PURCHASER. ICO shall have the right to designate a third party (the "DESIGNATED PURCHASER") to take over all the rights and to assume all the liabilities of the Purchaser under this Agreement pursuant to Article 1401 et seq. of the Italian Civil Code, by giving notice thereof to the Seller on or prior to the scheduled Closing Date, provided that (i) the Designated Purchaser shall in any event be a company of the ICO Group, and (ii) ICO shall remain jointly and severally liable with the Designated Purchaser for the performance of all obligations and covenants of the Purchaser under this Agreement.


3.       PURCHASE PRICE

3.1 PRICE FOR THE SHARES. Subject to the terms and conditions set forth in this Agreement, the price payable by ICO to the Seller for the purchase of the Shares (hereinafter, the "PURCHASE PRICE") it is hereby irrevocably set at Lire
7.875.000.000 (seven billion eight hundred seventy five million).

3.2 REFERENCE FINANCIAL STATEMENTS. The parties further acknowledge that this transaction has been based upon the financial statements of Verplast as of December 31, 1996 (hereinafter the "1996 STATUTORY FINANCIAL STATEMENTS") as updated on June 30, 1996 (hereinafter the "CLOSING FINANCIAL STATEMENTS") attached hereto as, respectively, Annex 3.2 (a) and Annex 3.2 (b).

3.3 PAYMENT TERMS AND CONDITIONS. Subject to the terms and conditions of this Agreement, the payment of the Purchase Price to the Seller shall be made on the Closing Date in Italian Lire in immediately available funds wire transferred to any such bank account(s) notified to the Purchaser by the Seller prior to the Closing Date.


4.       CONDITIONS PRECEDENT TO THE CLOSING

The obligations of each of the parties hereto to consummate the transactions which are contemplated by this Agreement to occur at the Closing shall be subject to the fulfilment or the waiver of the conditions set out in this
Section 4 below on or prior the Closing Date.

4.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES. On or prior to the Closing Date, there shall be no action or proceeding initiated by any governmental agency or by any other local, regional, national or supranational authority or by any third party which seeks to restrain, prohibit or invalidate this Agreement or the transactions contemplated herein or to recover substantial damages or other substantial relief with respect thereto, and no injunction or restraining order shall have been issued by any court, whether domestic or foreign, restraining, prohibiting or invalidating this Agreement or the transactions contemplated therein.

4.2      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER:

         (a) the Seller shall have duly performed all his material obligations which, pursuant to this Agreement, are required to be performed prior to the Closing;

         (b) without prejudice to the generality of (a) above:

         (i) prior to the Closing, each of the other shareholders of Verplast shall have waived in writing in favor of the Purchaser their rights of first refusal in respect of the Shares under Section 9 of Verplast's By-laws;

         (ii) prior to the Closing, each member of the Board of Directors of Verplast shall deliver an irrevocable resignation letter as Director of Verplast immediately effective in which they declare that they have nothing further to claim from Verplast on account of the offices held; and

         (iii) prior to the Closing, each member of the Board of Statutory Auditors of Verplast (including the "Sindaci Supplenti") shall have delivered an irrevocable resignation letter as Statutory Auditor immediately effective; and

         (iv) prior to the Closing, an Ordinary Shareholders' meeting of Verplast shall be held and validly resolve (i) to elect a new Board of Directors of Verplast consisting of the following individuals:

Dr. Asher O. Pacholder (Chairman)
Drs. Theodorus Verhoeff (Managing Director)
Mr James P. Shanahan, Jr.
and (ii) to elect Messrs Luigi Mannelli (Chairman), Paolo Tognolo (Statutory Auditor), Gaetano Mariani (Statutory Auditor), Franco Boga (Supplente) and Piermauro Carabellese (Supplente) as members of the Board of Statutory Auditors replacing the resigning members.

4.3      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLER:

         (a) the Purchaser shall have duly performed all its material obligations which, pursuant to this Agreement, are required to be performed prior to the Closing; and

         (b) the Purchaser or the Designated Purchaser shall have given to the Seller adequate evidence of the authority of the officers of the Purchaser and/or Designated Purchaser who shall carry on the transactions contemplated in this Agreement.

5.       CLOSING

5.1 THE CLOSING. Subject to the satisfaction or waiver of the conditions precedent contemplated by Section 4 hereof, the Closing shall take place at the offices of CAB Banca Lombarda, Via Silvio Pellico 10, Milan (or such other place as may be agreed upon by the Seller and the Purchaser before the Closing). At the Closing the parties hereto shall comply with their respective obligations as set out in this Section 5.1 below and shall take any other action and/or sign any other document which may be required by law or this
Agreement:

         5.1.1   The Seller shall:

         (i) duly endorse and transfer the Shares to the Purchaser or the Designated Purchaser and execute the "Fissato Bollato";

         (ii) execute a consultancy agreement with Verplast in the form of Annex 5.1 (a) hereto;

         (iii) deliver to the Purchaser an irrevocable first request Bank guarantee from CAB Banca Lombarda in the form of Annex 5.1 (b) hereto in the sum of Lire 250.000.000 (two hundred and fifty million) lapsing on December 31, 1999.

         (iv) execute and deliver to the Purchaser any such other documents as are contemplated by this Agreement to be executed and delivered to the Purchaser at the Closing or as may be reasonably requested by the Purchaser in order to complete the Closing transactions or in connection therewith.

         (v) deliver to the Purchaser a certificate evidencing the effectiveness of the "regime di separazione dei beni" with his spouse.

         5.1.2   The Purchaser or the Designated Purchaser shall:

         (i) pay the Seller the Purchase Price;

         (ii) execute the "Fissato Bollato";

         (iii) enter into a consultancy agreement with the Seller in the form of Annex 5.1 (a) hereto;

         (iv) execute and deliver to the Seller any such other documents as are contemplated by this Agreement to be executed and delivered to the Seller at the Closing or as may be reasonably requested by the Seller in order to complete the Closing transactions or in connection therewith.


6.       REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby acknowledges and agrees that each of the following representations and warranties has been an inducement to the Purchaser's decision to enter into this Agreement:

6.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Verplast is duly organized, validly existing and fully qualified to carry on its business under the laws of the jurisdiction in which it is incorporated. Verplast has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

6.2 AUTHORIZATION. The Seller has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated herein. No consent of, notice to, or filing with, any lender, trustee, security holder, spouse or any other person is required for the Seller to enter into this Agreement and to consummate the transactions contemplated herein. The Seller has entered into the "regime di separazione dei beni" with his spouse.

6.3 BINDING EFFECT. This Agreement has been duly executed by the Seller and constitutes the legal, valid and binding obligations of the Seller, enforceable against it in accordance with its terms.

6.4 CAPITALIZATION OF VERPLAST AND DEBENTURES. The issued and outstanding capital of Verplast amounts to Lire 3.800.000.000 (three billion eight hundred million) and is divided into 3.800.000 shares as indicated in the shareholders' book. All shares are fully paid-up and nonassessable, free and clear of any pledges, liens, claims, security interests, encumbrances and third party's rights. None of the shares has been issued or transferred in violation of any preemptive, preferential or contractual right. As disclosed in Annex 6.4 hereto, Verplast has issued and has outstanding awaiting redemption debentures in the sum of Lire 3.000.000.000 (three billion).

6.5 OWNERSHIP OF THE SHARES. Verplast shareholders' book provides a true, correct and complete record of the current beneficial and record owners of the shares. There are no authorized or outstanding options, warrants, rights, contracts, calls, puts, rights to subscribe, conversion rights or other agreements or commitments to which the Seller and/or Verplast are a party or which are binding on them providing for the issuance, disposition or acquisition of any of the Shares.

6.6 SUBSIDIARIES. Verplast owns a quota representing 75% of the issued and outstanding capital of TEC.MA S.r.l. (hereinafter "TEC.MA QUOTA") a company having its registered address at Via Madrid 16, Verdellino (BG) (hereinafter "TEC.MA"). The TEC.MA Quota is free and clear of any pledges, liens, claims, security interests, encumbrances and third party's rights. The TEC.MA Quota has not been issued or transferred in violation of any preemptive, preferential or contractual right. As evidenced in the shareholders' agreement included in Annex 6.14 hereto there are outstanding call and put options in favor of Verplast to acquire additional quotas in TEC.MA up to 100% of the issued and outstanding capital of TEC.MA from the current quotaholders of TEC.MA.

6.7 CORPORATE RECORDS AND ACTION. The copies of the minute books of Verplast are true, complete and accurate. All corporate action which has been taken by any management body of Verplast and which is to be recorded in minute books under the applicable law is fairly and accurately summarized in all material respects in the minute books of Verplast. The extracts of the shareholders' book of Verplast disclosed in Annex 6.7 hereto are true,
complete and accurate.   All issuances, cancellations, transfers and exchanges
of shares of the capital of Verplast are duly recorded in its shareholders' book.

6.8 FINANCIAL STATEMENTS. The statutory financial statements of Verplast for the last 5 (five) years (hereinafter collectively referred as to the "STATUTORY FINANCIAL STATEMENTS") as well as the Closing Financial Statements and the financial statements for TEC.MA as of December 31, 1996 (hereinafter the "TEC.MA FINANCIAL STATEMENTS", attached hereto as Annex 6.8), (a) have, been prepared from the books and records of Verplast and/or TEC.MA in accordance with local generally accepted accounting principles applied on a consistent basis, and (b) fairly present the financial condition and the results of operations of Verplast and/or TEC.MA for the period covered by said financial statements.

6.9 UNDISCLOSED LIABILITIES. Verplast has no liability (whether known or unknown, absolute or contingent, liquidated or unliquidated and whether due or to become due), including without limitation any liability for Taxes (as hereinafter defined) or undeductible expenses, except for (a) liabilities indicated in the balance sheet of Verplast included in the Statutory Financial Statements and the Closing Financial Statements and (b) liabilities incurred after the reference date of said Closing Financial Statements in the ordinary course of business and in accordance with past practices and (c) liabilities for income taxes in respect of income earned in 1997. Verplast is neither liable upon nor has guaranteed any debt or obligation of any other person or entity, including its Directors and shareholders.

6.10     SUBSEQUENT EVENTS. Since July 1st, 1997 there have not been:

         (a) any events which, individually or in the aggregate, had or could have a material Adverse Effect, except to the extent that such Adverse Effect is a consequence of the transactions contemplated by this Agreement or the announcement thereof;

         (b) any debts incurred as a consequence of money borrowed by Verplast other than debts incurred in the ordinary course of business or any lien or security interest granted by Verplast;

         (c) any sale of any of Verplast's assets, other than sales of inventory in the ordinary course of business and sales of equipment made in the ordinary course of business due to the replacement or abandonment thereof;

         (d) any capital expenditures paid, incurred or committed to Verplast, other than capital expenditures incurred in the ordinary course of business which do not exceed Lire 100.000.000 (hundred million) for any individual item or group of related items;

         (e) any dividend, payment or other distribution with respect to any of the Shares or any payment made or benefit granted, under whatever forms and to any title, by Verplast to any of its shareholders or to any party connected with its shareholders;

         (f) any loan to or investment in, or acquisition of any securities or assets of any other person or entity, other than purchase of inventory and supplies in the ordinary course of business;

         (g) any increase in the rate of compensation or material increase in the benefits payable or to become payable to any of the Verplast's Directors, officers or employees (other than raises made in the ordinary course of business to employees who are not directors or officers provided that such raise to any such employee shall not exceed 10% of the base compensation of such employee in effect at the date of execution of this Agreement or unless such raises are due under applicable labor laws and regulations or Collective Bargaining Agreements) or any material change to any of the terms of employment of any of Verplast's Directors, officers or employees.


6.11     TAXES.

         (a) Verplast has filed all returns relating to taxes which Verplast was required to file since 1989 (hereinafter jointly referred as the "TAX RETURNS"). All Taxes payable by Verplast have been paid and Verplast has no liability or obligation with regard to Taxes for any period prior to the Closing Date, except for taxes not yet due; accruals for Taxes not yet due fully reflect obligations of

Verplast for Taxes incurred through the date of the Closing Financial Statements. As used herein, "TAXES" mean any state, local or foreign income, gross receipts, franchise, payroll, employment, excise, withholding, unemployment, personal property, sales, use, value added, alternative, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto.

         (b) None of Verplast's Tax Returns have been audited or are currently subject to an auditing procedure carried out by a governmental agency and Verplast has not been notified of any deficiency or alleged deficiency relating to any of the Taxes paid by it.

6.12 ASSETS GENERALLY. Annex 6.12 hereto lists all the fixed assets owned by Verplast and includes the documentation relating to Verplast's real properties. Verplast owns all the assets indicated on the balance sheets of the Closing Financial Statements (other than inventory which has been sold in the ordinary course of business, prepaid expenses which have expired in the ordinary course of business, accounts receivable which have been collected in the ordinary course of business and equipment which has been replaced, exhausted or abandoned in the ordinary course of business) free and clear of any mortgage, pledge, lien, encumbrance or other security interest.

6.13     INTELLECTUAL PROPERTY.

         (a) Verplast does not own any patents, trademarks, service marks, trade names, copyrights and applications therefor. Verplast has the right to use the "Vertenex" trademark pursuant to the trademark license agreement attached hereto as Annex 6.13, and there are no patents, trademarks, service marks, trade names, copyrights or other intellectual property rights, necessary to conduct the business of Verplast as it is currently conducted. Neither the Seller nor any other party shall be entitled to any right to file patent applications for inventions, processes, technologies or know-how necessary to conduct the business of Verplast as it is currently conducted. Except as dislosed in Annex 6.13 hereto, Verplast is not subject to any obligation to pay royalties or any other fees for the use of any third party intellectual property rights.

         (b) During the past 5 years Verplast did not interfere with, infringe, misappropriate or otherwise conflict with any patent, trademark, service mark, trade name, copyright, trade dress or any other proprietary right of any third party which reasonablycould be expected to have a material Adverse Effect and Verplast has not been notified of any claim alleging such interference, infringement, misappropriation or conflict.

6.14 MATERIAL CONTRACTS. In Annex 6.14 hereto are disclosed true, complete and accurate copies of all material contracts, leases and agreements currently in force to which Verplast is a party including, but not limited to:

         (i) any agreement for the lease of real property;

         (ii) any tenancy-rental agreement for real properties owned by Verplast;

         (iii) any agreement or amendment to such agreement under the terms of which Verplast has created, incurred, assumed or guaranteed any liability for borrowed money in excess of Lire 30.000.000 (thirty million) including, without limitation, any term loan or other agreements with any bank or any other financial institution;

         (iv) any agreement under which Verplast has granted a lien, pledge, security interest or other encumbrance upon any of its assets;

         (v) any contract with external consultants for a liability exceeding Lire 30.000.000 (thirty million) per year, including any bonus or deferred payment (other than oral retainers of professionals which can be terminated without notice);

         (vi) any guaranty, suretyship, performance bond and/or contribution agreements;

         (vii) any material distribution, agency, marketing, licensing, sales representative and/or dealership agreements;

         (viii) any loans or advances to any third party, including, without limitation, the shareholders, directors and officers of Verplast in excess of Lire 30.000.000 (thirty million);

         (ix) any collective bargaining agreement.

         With respect to each material agreement and each license relating to the Licensed Intellectual Property to which Verplast is a party, except as otherwise disclosed in Annex 6.14: (i) such agreement is in full force and effect and constitutes the legal, valid and binding obligation for Verplast and the other parties thereto and it is enforceable in accordance with its terms,
(ii) to the best of the Seller's knowledge, such agreement will not be terminated as a result of this Agreement or the consummation of the transactions contemplated herein, (iii) Verplast is not in default in any material respect under such agreement and no event has occurred which, with the passing of time, would become a default, and (iv) no other party is in default in any material respect under such agreement. No bonus or severance will become due and payable under any existing agreement between Verplast and any of its employees as a result of this Agreement or the consummation of the transactions contemplated herein.

6.15 LITIGATION. Except as dislosed in Annex 6.15, Verplast is not (a) subject to any outstanding injunction, judgment, order, decree or ruling or (b) a party to or, to the best of the Seller's knowledge, threatened to be made a party to, any action, suit, proceeding, hearing or investigation, of or before any court, quasi-judicial agency, administrative agency or arbitrator ("LITIGATION"). Nor are there facts or circumstances which could be the basis for Litigation and which, individually or in the aggregate, could have a material Adverse Effect.

6.16 PRODUCT LIABILITY. No claims or demands have been made or, to the best of the Seller's knowledge, could be made, against Verplast alleging injury to individuals or properties as a result of the ownership, possession or use of any product manufactured or sold by Verplast which, if successful, could have a material Adverse Effect, individually or in the aggregate.

6.17 INSURANCE. A true complete and accurate list of all the insurance policies of Verplast currently in force (including, but not limited to, policies providing for casualty, liability and workers compensation coverage) is attached as Annex 6.17 hereto. With respect to each such insurance policy:
(i) the policy is legal, valid, binding and in full force and effect and it is enforceable in accordance with its terms, and (ii) neither the Insurer or Verplast is in breach or default thereunder, including without limitation any default with respect to the payment of premiums or the giving of notices.

6.18 COMPLIANCE WITH LAWS. Verplast always has complied with all applicable laws, rules, regulations, ordinances and codes, whether domestic or foreign ("LAWS"), where the failure to so comply reasonably could be expected to have a material Adverse Effect, and no notice has been received alleging non-compliance with any Laws which remains uncured as of the date hereof.

6.19 LICENCES AND PERMITS. As disclosed in Annex 6.19, Verplast always has obtained all licenses, permits and other authorizations the lack of which reasonably could be expected to have a material Adverse Effect. All of such licenses, permits and authorizations are in full force and effect and will remain in full force and effect immediately after the Closing Date. No material violation exists in respect of any such licence, permit or authorization. No proceeding is pending, or, to the knowledge of the Seller, threatened to revoke or limit any such license, permit or any other authorization.

6.20 ENVIRONMENTAL. Except as dislosed in Annex 6.20, Verplast is and always has operated in strict compliance with the Environmental Laws (as hereinafter defined) applicable to its business and/or properties where the failure to do so could have a material Adverse Effect. Without prejudice to the generality of the foregoing:

         (i) no Hazardous Materials (as hereinafter defined), asbestos or asbestos containing materials ("ACMS") (A) are, or have been, located in or about any real properties owned or used by Verplast or any of its predecessors or tenants, (B) have been released by Verplast or its predecessors or tenants into the environment, or (C) have been discharged, treated, managed, recycled, placed or disposed of by Verplast or its predecessors, tenants or anyone else, at, on or under any real properties owned or used by Verplast or any of its predecessors or tenants;

         (ii) no Hazardous Materials or ACMs formerly located on the real properties owned or used by Verplast or its predecessors or tenants have been disposed of at any off-site waste disposal facility;

         (iii) no portion of any real properties owned or used by Verplast or rented, leased by it to third parties is being used, or has been used, for the disposal, storage, recycling, treatment, processing or any other handling whatsoever of Hazardous Materials and no portion of any real properties owned or used by Verplast's predecessors or tenants is being used or has been used for the disposal, storage, recycling, treatment, processing or any other handling whatsoever of Hazardous Materials;

         (iv) no storage tanks (whether above ground or underground) are located within real properties currently or previously owned or used by Verplast or its predecessors;

         (v) Verplast has not disposed of, and none of its predecessors has ever disposed of, any substance (other than human sewage) into the plumbing or septic tank which Verplast owns or uses or which Verplast or any of its predecessors has owned or used;

         (vi) no investigation, administrative order or notice, consent, order and agreement, litigation, settlement or environmental claim or lien with respect to Hazardous Materials or ACMs is in existence or, to the Seller's knowledge, proposed or threatened with respect to any real properties now or previously owned or used by Verplast or its predecessors or tenants, or with respect to any off-site waste disposal where the wastes of Verplast or of any of its predecessors or tenants have been disposed; and

         (vii) Verplast has not been notified of any summons, citation or written notice from any person, entity or governmental agency whatsoever concerning any violation or alleged violation of Environmental Laws.

         The following terms shall have the following meanings for purposes of this Section 6.20:

         (a) the term "ENVIRONMENTAL LAWS" shall mean any and all domestic and European Union laws, regulations, directives and any other requirement concerning air pollution control, water pollution control, resource conservation and recovery, solid waste disposal, toxic substance control, Hazardous Materials or the protection of the environment or the safeguard of public health; and

         (b) the term "HAZARDOUS MATERIAL(S)" shall mean any hazardous, toxic or dangerous substance, pollutant, contaminant, waste and/or any other material regulated under Environmental Laws; ACMs; oil and petroleum products and natural gas, natural gas liquids, liquified natural gas, and synthetic gas usable for fuel; chemicals subject to Environmental Laws; and industrial process and pollution control wastes whether or not hazardous within the meaning of the applicable laws.

6.21     EMPLOYEES - SALES AGENTS - OTHER SELF-EMPLOYED PERSONS.

         (i) All the employment contracts to which Verplast is a party are in compliance with all applicable laws and regulations and Collective Bargaining Agreements (including Company Agreements). All obligations deriving from the applicable Collective Bargaining Agreements in force have been duly fulfilled. There are no economic or legal conditions which are not expressed in the above employment contracts or Collective Bargaining Agreements (in particular, but without limitation, bonus arrangements, severance arrangements and fringe benefits). Annex 6.21 (a) hereto lists all the employees of Verplast and truly, completely and accurately summarizes their current position, TFR and applicable benefits, if any.

         (ii) Verplast always has been and is currently in full compliance with all employment, agency and social security laws and regulations as well as with any laws and regulations concerning accident prevention, safety and hygiene at work, and to this regard, except as disclosed in Annex 6.21 (b), Verplast has not been notified nor is it aware of any warnings, assessments or pending proceedings. No allegation, charge, claim or complaint of age, disability, sex or race discrimination or similar charge, claim or request of recognition of the employee status by a self-employed person or any other person not included in the payroll of Verplast has been made to Verplast or in any way threatened against it. There is no reasonable ground upon which any such allegation, charge, claim, complaint or request can be made.

         (iii) All social security contributions due with respect to the employees and the sales agents have always been regularly paid by Verplast and the TFR and other indemnities due to the employees and sales agents have been regularly paid or set aside and regularly accrued in the respective Statutory Financial Statements, as applicable, and, as of the Date of the Closing Financial Statements, there are no amounts due other than as reflected in the Closing Financial Statements.

6.22 EMPLOYEE BENEFIT PLANS AND POLICIES. There are no employee benefit plans which Verplast should have maintained or contributed to, or has maintained or contributed to for the three years preceding the date hereof or at any time during this period, which were mandatory in accordance with Collective Bargaining Agreements or with any other applicable laws and/or regulations and/or other sources.

6.23 CUSTOMERS AND SUPPLIERS. Verplast has not been notified, nor is the Seller aware, that any of its customers and/or suppliers intend to cease doing business with it or to reduce the amount of goods or services purchased and/or sold on a regular on-going basis from or to it, the cessation or reduction of which could have a material Adverse Effect. As far as supplies are concerned, Verplast has not experienced in the past 12 months any material shortage of supplies or any price increase in such supplies (unless due to significant variation of the exchange rate between the Italian Lira and the other major currencies) or changes in terms of dealing with any of its customers or suppliers, which can be reasonably expected to have a material Adverse Effect.

6.24 POWERS OF ATTORNEY. There are no outstanding powers of attorney granted by Verplast or its Directors to any other person or entity.

6.25 BROKERAGE FEE. Neither the Seller nor Verplast has engaged any investment banker, finder, broker or similar agent with respect to the transactions contemplated by this Agreement which could give rise to any brokerage fee, finder's fee, commission or similar liability on the part of Verplast or the Purchaser.

6.26 FULL DISCLOSURE. All the representations and warranties of the Seller contained in this Agreement, the Annexes and the documents executed and delivered to the Purchaser pursuant hereto are true, complete and accurate and do not omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

6.27 DUE INQUIRY BY THE SELLER. The representations and warranties of the Seller contained in this Agreement which are limited by the Seller's knowledge or awareness, shall require the Seller to conduct a due inquiry to ascertain the truth and validity of any such representation and warranty given under this Agreement.


7.       REPRESENTATIONS AND WARRANTIES OF THE  PURCHASER

The Purchaser hereby acknowledges and agrees that each of the following representations and warranties has been a material inducement to the Seller's decision to enter into this Agreement:

7.1 ORGANIZATION AND CORPORATE POWER. ICO and the Designated Purchaser are corporations duly organized, validly existing and in good standing under the laws of their own jurisdiction.

7.2 AUTHORIZATION. ICO and the Designated Purchaser have full corporate power and authority to enter into this Agreement and to perform their respective obligations hereunder. The entering into this Agreement by ICO and the Designated Purchaser and the performance of their obligations hereunder have and shall have been, as applicable, duly authorized by resolutions duly adopted by their Boards of Directors.

7.3 BINDING EFFECT. This Agreement has been duly executed by ICO and constitutes the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles. Except as contemplated by this Agreement, neither ICO nor the Designated Purchaser is, or shall be, required to give any notice to, make any filing with, or obtain any authorization, consent or approval of, any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

7.4 NON-CONTRAVENTION. Neither the entering into this Agreement by ICO and the Designated Purchaser nor the consummation of the transactions contemplated hereby will (a) violate any statute, regulation, rule, judgment, order, decree, stipulation or injunction to which ICO or the Designated Purchaser is, or shall be, subject, or (b) conflict with or result in a breach of the provisions of the Certificate of Incorporation or By-laws of ICO or the Designated Purchaser, as amended to date.

7.5 BROKERAGE FEE. Neither the Purchaser nor any member of the ICO Group has engaged any investment banker, finder, broker or similar agent with respect to the transactions contemplated by this Agreement which could give rise to any brokerage fee, finder's fee, commission or similar liability on the part of the Seller.

7.6 FULL DISCLOSURE. All the representations and warranties of the Purchaser contained in this Agreement, the Annexes and the documents executed and delivered to the Seller pursuant hereto are true, complete and accurate and do not omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

8.       OTHER AGREEMENTS AND COVENANTS

8.1 NON-COMPETE AGREEMENT. The Seller hereby agrees and undertakes that for the period from the Closing Date to the fifth anniversary of the Closing Date, he will not, without the prior written consent of the Purchaser, directly or indirectly, as a shareholder, partner, director, officer, employee, agent, consultant or otherwise, (a) invest or engage in any business or other activity which competes with any activity or business of Verplast, ICO or any company of the ICO Group (cumulatively, the "COMPANIES"), as conducted at the Closing Date, or accept employment with or render services to a competitor of the Companies; or (b) engage, suggest or assist in or influence the engagement or hiring by any competing organization of any salesman, distributor, contractor, employee or source of the Companies, or otherwise cause or encourage any person, firm or corporation having a business relationship with the Companies including, without limitation, any customer or supplier of any of the Companies, to sever such relationship with the Companies; provided, however, that the obligation of the Seller contemplated by in this Section 8.1 (i) shall not restrict the Seller fromowning up to 5% of the capital stock of a competing publicly traded company. The restrictions contained in this paragraph 8.1 (i) shall extend to Europe and the United States.

8.2 DEBENTURES. The Purchaser agrees and covenants that, after the Closing Date and no later than September 30, 1997, it shall purchase from the then current owners all the debentures issued and outstanding by Verplast at their nominal value plus interest accrued on the redemption date, unless on or prior to September 30, 1997 the Purchaser has caused Verplast either (a) to redeem all the debentures issued and still outstanding by paying to the then current debenture holders the capital and interest accrued to date or (b) to release a guarantee on Verplast's assets in favor of the debenture holders. Should Verplast decide to issue the guarantee pursuant to (b) above, the Seller shall endeavour to cause the debenture holders to consent at any time to the redemption of the debentures issued and still outstanding in the event Verplast will be party to a merger procedure.

8.3 DISCHARGE OF CURRENT DIRECTORS. As soon as practicable, the Purchaser shall cause Verplast and TEC.MA to hold shareholders' meetings to resolve upon the full release of the resigning members of their respective Boards of Directors of Verplast from the resigning Directors' potential liabilities in respect of Verplast and TEC.MA, respectively, and their respective shareholders by virtue of the offices held by the resigning Directors.

9.       INDEMNIFICATION BY THE SELLER

9.1 INDEMNIFICATION GENERALLY. From and after the Closing Date, the Seller shall indemnify and hold the Purchaser harmless against and from any and all costs, expenses, losses, damages and liabilities (including, without limitation, reasonable attorneys' fees) (the "LOSSES" and each a "LOSS") incurred by the Purchaser with respect to or in connection with:

         (a) any breach of any of the representations and warranties of the Seller under this Agreement; and

         (b) additional Taxes resulting from any inquiry, adjustment or assessment of a deficiency by a governmental agency or authority concerning Verplast's Tax Returns for any of the fiscal periods open to verification and ending on or prior to the Closing Date; and

         (c) the reclassification or recategorization by a governmental agency or authority of any item of expense (including amortization of assets), if such expense was deducted in any fiscal period open to verification and ending on or prior to the Closing Date or such asset was acquired during any fiscal period open to verification and ending on or prior to the Closing Date; and

         (d) any breach of the Environmental Laws or any other facts or circumstances contemplated by Section 6.20 hereof or failure to obtain any licence, authorization, permit or other measure contemplated by Section 6.19 hereof; and

         (e) any claims made by any self-employed persons or other persons not included in the payroll of Verplast and/or by social security agencies on the grounds of the employment nature of the relationship with such persons based on circumstances existing prior to the Closing Date.

9.2 LIMITATIONS TO INDEMNIFICATION. The Purchaser's right to indemnification shall be subject to the following limitations:

         (i) in respect of Loss(es) suffered under Section 9.1 (a) above, the Purchaser's right to indemnification shall lapse if no notice of an Indemnification Claim shall have been given to the Seller on or before December 31, 1999, except that for Loss(es) suffered for breach of Section 6.21 of this Agreement, in which case the applicable statutory limitation period (periodo di prescrizione) shall apply;

         (ii) in respect of Loss(es) suffered under Section 9.1 (b), (c), (d) and (e) above, the Purchaser's right to indemnification shall lapse if no Indemnification Claim is notified to the Seller on or before the date in which the applicable statutory limitation period (periodo di prescrizione) will lapse;


9.3 INDEMNIFICATION PROCEDURE. In order for the Purchaser to be indemnified and held harmless against and from Losses under this Section 9 other than Losses arising out of Third Party Claims (as hereinafter defined) under Section 9.4:

         (a) the Purchaser shall give written notice to the Seller of any claim (the "INDEMNIFICATION CLAIM"), which notice shall set forth a reasonably detailed statement of the Indemnification Claim and the cost, expense, loss, damage and liability the Purchaser and/or Verplast incurred and/or expects to incur by reason thereof;

         (b) such indemnification payment shall be made on the later of (i) the expiration of thirty (30) days from the date of such notice (the "NOTICE PERIOD") or, (ii) if such claim is contested as hereinafter provided, within 10 days from the date in which the dispute is resolved in accordance with this
Section 9.3, or (iii) within 10 days from the date in which such Indemnification Claim becomes liquidated in amount; and

         (c) if, prior to the expiration of the Notice of Period, the Seller notifies the Purchaser in writing of his intention to dispute the Indemnification Claim, and if such dispute is not resolved within thirty (30) days after the expiration of the Notice Period (the "RESOLUTION PERIOD"), then such dispute shall be resolved by a committee of three arbitrators who shall be appointed within 60 days of the expiration of the Resolution Period and shall act in accordance with Section 10.10 below. The parties shall cooperate and diligently pursue the arbitration of such Indemnification Claim in order for a decision to be made by the arbitrators within 45 days after their appointment.

9.4 INDEMNIFICATION CLAIMS FOR THIRD PARTY CLAIMS. The provisions of this Section shall apply to any Losses which arise or may arise as a result of a claim made by a third party and any related Litigation or similar process or proceeding ("THIRD PARTY CLAIM").

         (a) the Purchaser or the Designated Purchaser shall give notice to the Seller promptly after the Purchaser or the Designated Purchaser becomes aware of any Third Party Claim, which notice shall include a copy of any letter, complaint or similar writing received by the Purchaser, Designated Purchaser and/or Verplast setting out such Third Party Claim or a written description of any oral notice received by such party; provided, however, that any delay in providing such notification shall not constitute a bar or defense to indemnify except to the extent the Seller has been prejudiced thereby.

         (b) Within ten (20) days from the date of such notice to the Seller, the Seller shall notify the Purchaser in writing if he intends to dispute that such Third Party Claim constitutes or will constitute a Loss subject to indemnification hereunder (the "DISPUTE NOTICE"). If the Dispute Notice is given within said twenty (20) day period, the issue of whether such Third Party Claim constitutes or will constitute a Loss subject to indemnification hereunder may be submitted to arbitration in accordance with Section 10.10 hereof, unless an agreement is subsequently reached between the Parties.

         (c) For the purpose of this Section 9.4, in the case of a defence of a Third Party Claim: (i) the Purchaser shall have the right to defend such Third Party Claim and the costs of such defense, including, without limitation, the fees and expenses of counsel and other professionals, shall be deemed to be Losses, (ii) the Seller shall have the right to participate in the defense of the Third Party Claim at its own costs and expenses provided that such right is not exercised in a way which could prejudice the Purchaser's defense of the Third Party Claim, and (iii) the Purchaser shall consult with the Seller prior to reaching a settlement of the Third Party Claim, if any.

         (d) In order for the Seller to exercise the right to participate in the defense of a Third Party Claim, the Seller shall give notice to the Purchaser within twenty (20) days after receipt of the notice of the Third Party Claim as to which no Dispute Notice was given. If the Seller fails to notify the Purchaser within such period, the Seller shall be deemed to have waived his right to defend such Third Party Claim and the Purchaser shall have the right to defend such Third Party Claim, and its costs and expense, including without limitation the fees and expenses of counsel and other professionals shall be deemed to be Losses.

10.      MISCELLANEOUS

10.1 ENTIRE AGREEMENT. This Agreement, the Annexes hereto and the documents executed and delivered pursuant hereto or simultaneously herewith constitute the entire agreement between the parties in respect to the subject matter hereof and supersede all prior written and oral agreements and arrangements between the parties hereto with regard to the subject matter hereof.

10.2 AMENDMENTS. Any amendment to this Agreement shall be valid and binding upon the parties only if made in writing and signed by the Seller and the Purchaser.

10.3 COSTS. All the costs relating to the transfer of the Shares to the Purchaser, including stamp duties, bank fees and registration tax, if any, shall be borne by the Purchaser (but not capital gains tax which will be borne by the Seller).

10.4 EFFECTS. The provisions of this Agreement shall be legally binding upon the parties and their respective heirs, successors and assigns.

10.5 RIGHTS AND REMEDIES. The exercise or failure to exercise by any party any right or remedy arising out of this Agreement shall not constitute a waiver of that right or remedy or of any other rights or remedies.

10.6 NOTICES. All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing. All notices, demands and requests shall be deemed to have been properly served if given by telefax confirmed by registered post, registered post ora reputable overnight carrier, addressed as follows:


         If to the Seller:                 Mr. Francesco Panzini
                                           Via Degli Ottoboni 7
                                           Milano, Italia


         With a copy to:                   Avv. Francesco Bellini
                                           Via S. Pellico 12
                                           20121 Milano, Italia
                                           Facsimile No. 0039 2 867391



         If to the Purchaser:              ICO, Inc.
                                           11490 Westheimer, Houston, Texas
                                           77077 USA
                                           Attn: General Counsel
                                           Facsimile No.: 001 281 721 4222



         With copies to:                   Dobson & Pinci
                                           Via Santa Radegonda 16
                                           20121 Milan Italy
                                           Facsimile No.: 86464548


                                           and to


                                           Mr Theodorus Verhoeff
                                           Parklaan 1
                                           3016 BA Rotterdam, Netherlands
                                           Facsimile No.: 0031 10 241 1717

         Each notice, demand or request shall be effective upon receipt of telefax or registered post or upon arrival to the recipient's address by delivery of a reputable overnight carrier in accordance with the foregoing. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall not adversely impact the effectiveness of any such notice, demand or request. Any addressee may change its address for notices hereunder by giving written notice in accordance with this Section.

10.7 INTERPRETATION. The masculine, feminine or neuter pronouns used herein shall be interpreted without regard to gender, and the use of the singular or plural shall be deemed to include the other whenever the context so requires. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of this Agreement. Unless otherwise expressly stated herein, all references herein to sections and paragraphs are to Sections and paragraphs in this Agreement and all references herein to Annexes are to Annexes to this Agreement.

10.8 SCHEDULES. The Annexes referred to herein, and attached to this Agreement, are incorporated herein by reference as if fully set forth in the text hereof.

10.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with Italian law.

10.10 ARBITRATION. Any disputes arising with respect to or in connection with this Agreement between the Purchaser and/or Designated Purchaser and the Seller, without having regard to the number of parties to the procedure, shall be finally decided by a panel of three arbitrators to be appointed by the Camera Arbitrale Nazionale ed Internazionale di Milano in accordance with its Rules of Arbitration. The Arbitrators shall be fluent in both Italian and English languages both written and spoken and either or both of the two languages can be used during the procedure. The Arbitrators shall be judging at law and in accordance with the Italian Civil Code of Procedure.

10.11 BUSINESS DAYS. If any date determined pursuant to this Agreement on any obligation of the parties is to be fulfilled falls on a day other than a Business Day, such date shall be automatically postponed to the first subsequent Business Day.

10.12 SURVIVAL. The representations and warranties of the parties contained in this Agreement, the provisions of Section 9 and any other provision of this Agreement which is expressly stated or, by its nature, is intended to remain valid after the Closing, shall survive such Closing.



THE PURCHASER                                      THE SELLER


By: /s/ AL O. PACHOLDER                            /s/ FRANCESCO PANZINI
   ------------------------                        ----------------------
Name: Al O. Pacholder                              Mr Francesco Panzini
Title: Chairman

(1)    ICO, INC. (ICO)




       and




(2)    MR LUIGI MASSIMO VIVIANI




-----------------------------------
STOCK SALE & PURCHASE AGREEMENT
-----------------------------------

THIS AGREEMENT is made on the 21st day of July, 1997 (hereinafter "Execution Date") BY AND BETWEEN:-


1. ICO, Inc., a Texas corporation having its principal offices at 11490 Westheimer, Suite 1000, Houston, Texas 77077 USA ("ICO" or the "PURCHASER")

                                                                 - on one side -

                                      and

2. Mr Luigi Massimo Viviani, born in Verolavecchia on August 18, 1954, resident at Verolavecchia, Via Vittorio Veneto 85, tax-payer No. VVN LMS 54M18 L778Z;

(the "SELLER")

                                                           - on the other side -

                                  WITNESSETH:

A. Whereas, the Seller is the beneficial and record owner of 2.280.000 ordinary shares having the nominal value of 1.000 Lira each (hereinafter the "SHARES") and representing 60% of the entire issued and outstanding capital of Verplast S.p.A, an Italian company having its registered address at Verolanuova, Loc. Breda Libera ("VERPLAST").

B. Whereas, ICO is willing to purchase from the Seller, either directly or through a designated party, and the Seller is willing to sell to ICO or a party designated by ICO, the Shares at a set price.

C. Whereas, ICO is willing to purchase additional shares in Verplast pursuant to separate agreements to be entered into with the other shareholders of Verplast so as to increase ICO's equity interest in Verplast.

E. Whereas, subject to the terms of this agreement, the Purchaser has requested the Seller (as partial consideration for the Purchase Price) to continue to cooperate with Verplast on the basis of the consultancy agreement attached hereto.

NOW, THEREFORE, the Purchaser and the Seller hereby agree as follows:

1.     DEFINITIONS

       In addition to the other terms defined in this Agreement, the following terms and expressions shall have the following meanings as used herein:

1.1    "AGREEMENT": this stock sale and purchase agreement.

1.2 "ADVERSE EFFECT": a prejudicial effect on the assets, liabilities, financial condition, results of operations or future prospects of Verplast.

1.3 "BUSINESS DAY": any day other than a holiday on which banks are open to the public in Milan for the carrying out of their ordinary business.

1.4 "CLOSING": the transfer to the Purchaser or the Designated Purchaser of any and all rights, title and interest in and to the Shares, the payment by the Purchaser or the Designated Purchaser of the Purchase Price (as hereinafter defined) due to the Seller on the Closing Date (as hereinafter defined) and, more generally, the performance of all the obligations which must be fulfilled by the Parties (as hereinafter defined) on the Closing Date pursuant to Section 5 and subject to the conditions precedent set forth in Section 4 of this Agreement.

1.5    "CLOSING DATE": the date of the Closing.

1.6 "ICO GROUP": ICO and any company directly or indirectly controlled by, or affiliated with, ICO.


2.     SALE AND PURCHASE OF THE SHARES

2.1 SALE AND PURCHASE. Subject to the terms and conditions of this Agreement, on the Closing Date the Seller shall sell and transfer to the Purchaser and the Purchaser shall purchase from the Seller, free and marketable title to the Shares representing, in the aggregate, 60% (sixty per cent) of the issued and outstanding share capital of Verplast, free and clear from any and all lien, charge, encumbrance or claim for the price set forth in Section 3.1 hereof:

2.2 DESIGNATED PURCHASER. ICO shall have the right to designate a third party (the "DESIGNATED PURCHASER") to take over all the rights and to assume all the liabilities of the Purchaser under this Agreement pursuant to Article 1401 et seq. of the Italian Civil Code, by giving notice thereof to the Seller on or prior to the scheduled Closing Date, provided that (i) the Designated Purchaser shall in any event be a company of the ICO Group, and (ii) ICO shall remain jointly and severally liable with the Designated Purchaser for the performance of all obligations and covenants of the Purchaser under this Agreement.


3.     PURCHASE PRICE

3.1 PRICE FOR THE SHARES. Subject to the terms and conditions set forth in this Agreement, the price payable by ICO to the Seller for the purchase of the Shares (hereinafter, the "PURCHASE PRICE") it is hereby irrevocably set at Lire
18.900.000.000 (heighteen billion nine hundred million).

3.2 REFERENCE FINANCIAL STATEMENTS. The parties further acknowledge that this transaction has been based upon the financial statements of Verplast as of December 31, 1996 (hereinafter the "1996 STATUTORY FINANCIAL STATEMENTS") as updated on June 30, 1996 (hereinafter the "CLOSING FINANCIAL STATEMENTS") attached hereto as, respectively, Annex 3.2 (a) and Annex 3.2 (b).

3.3 PAYMENT TERMS AND CONDITIONS. Subject to the terms and conditions of this Agreement, the payment of the Purchase Price to the Seller shall be made on the Closing Date in Italian Lire in immediately available funds wire transferred to any such bank account(s) notified to the Purchaser by the Seller prior to the Closing Date.

4.     CONDITIONS PRECEDENT TO THE CLOSING

The obligations of each of the parties hereto to consummate the transactions which are contemplated by this Agreement to occur at the Closing shall be subject to the fulfilment or the waiver of the conditions set out in this
Section 4 below on or prior the Closing Date.

4.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES. On or prior to the Closing Date, there shall be no action or proceeding initiated by any governmental agency or by any other local, regional, national or supranational authority or by any third party which seeks to restrain, prohibit or invalidate this Agreement or the transactions contemplated herein or to recover substantial damages or other substantial relief with respect thereto, and no injunction or restraining order shall have been issued by any court, whether domestic or foreign, restraining, prohibiting or invalidating this Agreement or the transactions contemplated therein.

4.2    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER:

       (a) the Seller shall have duly performed all his material obligations which, pursuant to this Agreement, are required to be performed prior to the Closing;

       (b)   without prejudice to the generality of (a) above:

       (i) prior to the Closing, each of the other shareholders of Verplast shall have waived in writing in favor of the Purchaser their rights of first refusal in respect of the Shares under Section 9 of Verplast's By-laws;

       (ii) prior to the Closing, each member of the Board of Directors of Verplast shall deliver an irrevocable resignation letter as Director of Verplast immediately effective in which they declare that they have nothing further to claim from Verplast on account of the offices held; and

       (iii) prior to the Closing, each member of the Board of Statutory Auditors of Verplast (including the "Sindaci Supplenti") shall have delivered an irrevocable resignation letter as Statutory Auditor immediately effective; and

       (iv) prior to the Closing, an Ordinary Shareholders' meeting of Verplast shall be held and validly resolve (i) to elect a new Board of Directors of Verplast consisting of the following individuals:

Dr. Asher O. Pacholder (Chairman)
Drs. Theodorus Verhoeff (Managing Director)
Mr James P. Shanahan, Jr.
and (ii) to elect Messrs Luigi Mannelli (Chairman), Paolo Tognolo (Statutory Auditor), Gaetano Mariani (Statutory Auditor), Franco Boga (Supplente) and Piermauro Carabellese (Supplente) as members of the Board of Statutory Auditors replacing the resigning members.

4.3    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLER:

       (a) the Purchaser shall have duly performed all its material obligations which, pursuant to this Agreement, are required to be performed prior to the Closing; and

       (b) the Purchaser or the Designated Purchaser shall have given to the Seller adequate evidence of the authority of the officers of the Purchaser and/or Designated Purchaser who shall carry on the transactions contemplated in this Agreement.


5.     CLOSING

5.1 THE CLOSING. Subject to the satisfaction or waiver of the conditions precedent contemplated by Section 4 hereof, the Closing shall take place at the offices of CAB Banca Lombarda, Via Silvio Pellico 10, Milan (or such other place as may be agreed upon by the Seller and the Purchaser before the Closing). At the Closing the parties hereto shall comply with their respective obligations as set out in this Section 5.1 below and shall take any other action and/or sign any other document which may be required by law or this
Agreement:

       5.1.1  The Seller shall:

       (i) duly endorse and transfer the Shares to the Purchaser or the Designated Purchaser and execute the "Fissato Bollato";

       (ii)  execute a consultancy agreement with Verplast in the form of Annex
5.1 (a) hereto;

       (iii) deliver to the Purchaser an irrevocable first request Bank guarantee from CAB Banca Lombarda in the form of Annex 5.1 (b) hereto in the sum of Lire 600.000.000 (six hundred million) lapsing on December 31, 1999.

       (iv) execute and deliver to the Purchaser any such other documents as are contemplated by this Agreement to be executed and delivered to the Purchaser at the Closing or as may be reasonably requested by the Purchaser in order to complete the Closing transactions or in connection therewith.

       (v) deliver to the Purchaser a certificate evidencing the effectiveness of the "regime di separazione dei beni" with his spouse.

       5.1.2 The Purchaser or the Designated Purchaser shall:

       (i)   pay the Seller the Purchase Price;

       (ii)  execute the "Fissato Bollato";

       (iii) enter into a consultancy agreement with the Seller in the form of Annex 5.1 (a) hereto;

       (iv) execute and deliver to the Seller any such other documents as are contemplated by this Agreement to be executed and delivered to the Seller at the Closing or as may be reasonably requested by the Seller in order to complete the Closing transactions or in connection therewith.


6.     REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby acknowledges and agrees that each of the following representations and warranties has been an inducement to the Purchaser's decision to enter into this Agreement:

6.1 ORGANIZATION, QUALIFICATION AND CORPORATE POWER. Verplast is duly organized, validly existing and fully qualified to carry on its business under the laws of the jurisdiction in which it is incorporated. Verplast has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

6.2 AUTHORIZATION. The Seller has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated herein. No consent of, notice to, or filing with, any lender, trustee, security holder, spouse or any other person is required for the Seller to enter into this Agreement and to consummate the transactions contemplated herein. The Seller has entered into the "regime di separazione dei beni" with his spouse.

6.3 BINDING EFFECT. This Agreement has been duly executed by the Seller and constitutes the legal, valid and binding obligations of the Seller, enforceable against it in accordance with its terms.

6.4 CAPITALIZATION OF VERPLAST AND DEBENTURES. The issued and outstanding capital of Verplast amounts to Lire 3.800.000.000 (three billion eight hundred million) and is divided into 3.800.000 shares as indicated in the shareholders' book. All shares are fully paid-up and nonassessable, free and clear of any pledges, liens, claims, security interests, encumbrances and third party's rights. None of the shares has been issued or transferred in violation of any preemptive, preferential or contractual right. As disclosed in Annex 6.4 hereto, Verplast has issued and has outstanding awaiting redemption debentures in the sum of Lire 3.000.000.000 (three billion).

6.5 OWNERSHIP OF THE SHARES. Verplast shareholders' book provides a true, correct and complete record of the current beneficial and record owners of the shares. There are no authorized or outstanding options, warrants, rights, contracts, calls, puts, rights to subscribe, conversion rights or other agreements or commitments to which the Seller and/or Verplast are a party or which are binding on them providing for the issuance, disposition or acquisition of any of the Shares.

6.6 SUBSIDIARIES. Verplast owns a quota representing 75% of the issued and outstanding capital of TEC.MA S.r.l. (hereinafter "TEC.MA QUOTA") a company having its registered address at Via Madrid 16, Verdellino (BG) (hereinafter "TEC.MA"). The TEC.MA Quota is free and clear of any pledges, liens, claims, security interests, encumbrances and third party's rights. The TEC.MA Quota has not been issued or transferred in violation of any preemptive, preferential or contractual right. As evidenced in the shareholders' agreement included in Annex 6.14 hereto there are outstanding call and put options in favor of Verplast to acquire additional quotas in TEC.MA up to 100% of the issued and outstanding capital of TEC.MA from the current quotaholders of TEC.MA.

6.7 CORPORATE RECORDS AND ACTION. The copies of the minute books of Verplast are true, complete and accurate. All corporate action which has been taken by any management body of Verplast and which is to be recorded in minute books under the applicable law is fairly and accurately summarized in all material respects in the minute books of Verplast. The extracts of the shareholders' book of Verplast disclosed in Annex 6.7 hereto are true, complete and accurate.
 All issuances, cancellations, transfers and exchanges of shares of the capital of Verplast are duly recorded in its shareholders' book.

6.8 FINANCIAL STATEMENTS. The statutory financial statements of Verplast for the last 5 (five) years (hereinafter collectively referred as to the "STATUTORY FINANCIAL STATEMENTS") as well as the Closing Financial Statements and the financial statements for TEC.MA as of December 31, 1996 (hereinafter the "TEC.MA FINANCIAL STATEMENTS", attached hereto as Annex 6.8), (a) have, been prepared from the books and records of Verplast and/or TEC.MA in accordance with local generally accepted accounting principles applied on a consistent basis, and (b) fairly present the financial condition and the results of operations of Verplast and/or TEC.MA for the period covered by said financial statements.

6.9 UNDISCLOSED LIABILITIES. Verplast has no liability (whether known or unknown, absolute or contingent, liquidated or unliquidated and whether due or to become due), including without limitation any liability for Taxes (as hereinafter defined) or undeductible expenses, except for (a) liabilities indicated in the balance sheet of Verplast included in the Statutory Financial Statements and the Closing Financial Statements and (b) liabilities incurred after the reference date of said Closing Financial Statements in the ordinary course of business and in accordance with past practices and (c) liabilities for income taxes in respect of income earned in 1997. Verplast is neither liable upon nor has guaranteed any debt or obligation of any other person or entity, including its Directors and shareholders.

6.10   SUBSEQUENT EVENTS. Since July 1st, 1997 there have not been:

       (a) any events which, individually or in the aggregate, had or could have a material Adverse Effect, except to the extent that such Adverse Effect is a consequence of the transactions contemplated by this Agreement or the announcement thereof;

       (b) any debts incurred as a consequence of money borrowed by Verplast other than debts incurred in the ordinary course of business or any lien or security interest granted by Verplast;

       (c) any sale of any of Verplast's assets, other than sales of inventory in the ordinary course of business and sales of equipment made in the ordinary course of business due to the replacement or abandonment thereof;

       (d) any capital expenditures paid, incurred or committed to Verplast, other than capital expenditures incurred in the ordinary course of business which do not exceed Lire 100.000.000 (hundred million) for any individual item or group of related items;

       (e) any dividend, payment or other distribution with respect to any of the Shares or any payment made or benefit granted, under whatever forms and to any title, by Verplast to any of its shareholders or to any party connected with its shareholders;

       (f) any loan to or investment in, or acquisition of any securities or assets of any other person or entity, other than purchase of inventory and supplies in the ordinary course of business;

       (g) any increase in the rate of compensation or material increase in the benefits payable or to become payable to any of the Verplast's Directors, officers or employees (other than raises made in the ordinary course of business to employees who are not directors or officers provided that such raise to any such employee shall not exceed 10% of the base compensation of such employee in effect at the date of execution of this Agreement or unless such raises are due under applicable labor laws and regulations or Collective Bargaining Agreements) or any material change to any of the terms of employment of any of Verplast's Directors, officers or employees.


6.11   TAXES.

       (a) Verplast has filed all returns relating to taxes which Verplast was required to file since 1989 (hereinafter jointly referred as the "TAX RETURNS"). All Taxes payable by Verplast have been paid and Verplast has no liability or obligation with regard to Taxes for any period prior to the Closing Date, except for taxes not yet due; accruals for Taxes not yet due fully reflect obligations of

Verplast for Taxes incurred through the date of the Closing Financial Statements. As used herein, "TAXES" mean any state, local or foreign income, gross receipts, franchise, payroll, employment, excise, withholding, unemployment, personal property, sales, use, value added, alternative, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto.

       (b) None of Verplast's Tax Returns have been audited or are currently subject to an auditing procedure carried out by a governmental agency and Verplast has not been notified of any deficiency or alleged deficiency relating to any of the Taxes paid by it.

6.12 ASSETS GENERALLY. Annex 6.12 hereto lists all the fixed assets owned by Verplast and includes the documentation relating to Verplast's real properties. Verplast owns all the assets indicated on the balance sheets of the Closing Financial Statements (other than inventory which has been sold in the ordinary course of business, prepaid expenses which have expired in the ordinary course of business, accounts receivable which have been collected in the ordinary course of business and equipment which has been replaced, exhausted or abandoned in the ordinary course of business) free and clear of any mortgage, pledge, lien, encumbrance or other security interest.

6.13   INTELLECTUAL PROPERTY.

       (a) Verplast does not own any patents, trademarks, service marks, trade names, copyrights and applications therefor. Verplast has the right to use the "Vertenex" trademark pursuant to the trademark license agreement attached hereto as Annex 6.13, and there are no patents, trademarks, service marks, trade names, copyrights or other intellectual property rights, necessary to conduct the business of Verplast as it is currently conducted. Neither the Seller nor any other party shall be entitled to any right to file patent applications for inventions, processes, technologies or know-how necessary to conduct the business of Verplast as it is currently conducted. Except as dislosed in Annex 6.13 hereto, Verplast is not subject to any obligation to pay royalties or any other fees for the use of any third party intellectual property rights.

       (b) During the past 5 years Verplast did not interfere with, infringe, misappropriate or otherwise conflict with any patent, trademark, service mark, trade name, copyright, trade dress or any other proprietary right of any third party which reasonablycould be expected to have a material Adverse Effect and Verplast has not been notified of any claim alleging such interference, infringement, misappropriation or conflict.

6.14 MATERIAL CONTRACTS. In Annex 6.14 hereto are disclosed true, complete and accurate copies of all material contracts, leases and agreements currently in force to which Verplast is a party including, but not limited to:

       (i) any agreement for the lease of real property;

       (ii) any tenancy-rental agreement for real properties owned by Verplast;

       (iii) any agreement or amendment to such agreement under the terms of which Verplast has created, incurred, assumed or guaranteed any liability for borrowed money in excess of Lire 30.000.000 (thirty million) including, without limitation, any term loan or other agreements with any bank or any other financial institution;

       (iv) any agreement under which Verplast has granted a lien, pledge, security interest or other encumbrance upon any of its assets;

       (v) any contract with external consultants for a liability exceeding Lire 30.000.000 (thirty million) per year, including any bonus or deferred payment (other than oral retainers of professionals which can be terminated without notice);

       (vi) any guaranty, suretyship, performance bond and/or contribution agreements;

       (vii) any material distribution, agency, marketing, licensing, sales representative and/or dealership agreements;

       (viii)any loans or advances to any third party, including, without limitation, the shareholders, directors and officers of Verplast in excess of Lire 30.000.000 (thirty million);

       (ix)  any collective bargaining agreement.

       With respect to each material agreement and each license relating to the Licensed Intellectual Property to which Verplast is a party, except as otherwise disclosed in Annex 6.14: (i) such agreement is in full force and effect and constitutes the legal, valid and binding obligation for Verplast and the other parties thereto and it is enforceable in accordance with its terms,
(ii) to the best of the Seller's knowledge, such agreement will not be terminated as a result of this Agreement or the consummation of the transactions contemplated herein, (iii) Verplast is not in default in any material respect under such agreement and no event has occurred which, with the passing of time, would become a default, and (iv) no other party is in default in any material respect under such agreement. No bonus or severance will become due and payable under any existing agreement between Verplast and any of its employees as a result of this Agreement or the consummation of the transactions contemplated herein.

6.15 LITIGATION. Except as dislosed in Annex 6.15, Verplast is not (a) subject to any outstanding injunction, judgment, order, decree or ruling or (b) a party to or, to the best of the Seller's knowledge, threatened to be made a party to, any action, suit, proceeding, hearing or investigation, of or before any court, quasi-judicial agency, administrative agency or arbitrator ("LITIGATION"). Nor are there facts or circumstances which could be the basis for Litigation and which, individually or in the aggregate, could have a material Adverse Effect.

6.16 PRODUCT LIABILITY. No claims or demands have been made or, to the best of the Seller's knowledge, could be made, against Verplast alleging injury to individuals or properties as a result of the ownership, possession or use of any product manufactured or sold by Verplast which, if successful, could have a material Adverse Effect, individually or in the aggregate.

6.17 INSURANCE. A true complete and accurate list of all the insurance policies of Verplast currently in force (including, but not limited to, policies providing for casualty, liability and workers compensation coverage) is attached as Annex 6.17 hereto. With respect to each such insurance policy:
(i) the policy is legal, valid, binding and in full force and effect and it is enforceable in accordance with its terms, and (ii) neither the Insurer or Verplast is in breach or default thereunder, including without limitation any default with respect to the payment of premiums or the giving of notices.

6.18 COMPLIANCE WITH LAWS. Verplast always has complied with all applicable laws, rules, regulations, ordinances and codes, whether domestic or foreign ("LAWS"), where the failure to so comply reasonably could be expected to have a material Adverse Effect, and no notice has been received alleging non-compliance with any Laws which remains uncured as of the date hereof.

6.19 LICENCES AND PERMITS. As disclosed in Annex 6.19, Verplast always has obtained all licenses, permits and other authorizations the lack of which reasonably could be expected to have a material Adverse Effect. All of such licenses, permits and authorizations are in full force and effect and will remain in full force and effect immediately after the Closing Date. No material violation exists in respect of any such licence, permit or authorization. No proceeding is pending, or, to the knowledge of the Seller, threatened to revoke or limit any such license, permit or any other authorization.

6.20 ENVIRONMENTAL. Except as dislosed in Annex 6.20, Verplast is and always has operated in strict compliance with the Environmental Laws (as hereinafter defined) applicable to its business and/or properties where the failure to do so could have a material Adverse Effect. Without prejudice to the generality of the foregoing:

       (i) no Hazardous Materials (as hereinafter defined), asbestos or asbestos containing materials ("ACMS") (A) are, or have been, located in or about any real properties owned or used by Verplast or any of its predecessors or tenants, (B) have been released by Verplast or its predecessors or tenants into the environment, or (C) have been discharged, treated, managed, recycled, placed or disposed of by Verplast or its predecessors, tenants or anyone else, at, on or under any real properties owned or used by Verplast or any of its predecessors or tenants;

       (ii) no Hazardous Materials or ACMs formerly located on the real properties owned or used by Verplast or its predecessors or tenants have been disposed of at any off-site waste disposal facility;

       (iii) no portion of any real properties owned or used by Verplast or rented, leased by it to third parties is being used, or has been used, for the disposal, storage, recycling, treatment, processing or any other handling whatsoever of Hazardous Materials and no portion of any real properties owned or used by Verplast's predecessors or tenants is being used or has been used for the disposal, storage, recycling, treatment, processing or any other handling whatsoever of Hazardous Materials;

       (iv) no storage tanks (whether above ground or underground) are located within real properties currently or previously owned or used by Verplast or its predecessors;

       (v) Verplast has not disposed of, and none of its predecessors has ever disposed of, any substance (other than human sewage) into the plumbing or septic tank which Verplast owns or uses or which Verplast or any of its predecessors has owned or used;

       (vi) no investigation, administrative order or notice, consent, order and agreement, litigation, settlement or environmental claim or lien with respect to Hazardous Materials or ACMs is in existence or, to the Seller's knowledge, proposed or threatened with respect to any real properties now or previously owned or used by Verplast or its predecessors or tenants, or with respect to any off-site waste disposal where the wastes of Verplast or of any of its predecessors or tenants have been disposed; and

       (vii) Verplast has not been notified of any summons, citation or written notice from any person, entity or governmental agency whatsoever concerning any violation or alleged violation of Environmental Laws.

       The following terms shall have the following meanings for purposes of this Section 6.20:

       (a) the term "ENVIRONMENTAL LAWS" shall mean any and all domestic and European Union laws, regulations, directives and any other requirement concerning air pollution control, water pollution control, resource conservation and recovery, solid waste disposal, toxic substance control, Hazardous Materials or the protection of the environment or the safeguard of public health; and

       (b) the term "HAZARDOUS MATERIAL(S)" shall mean any hazardous, toxic or dangerous substance, pollutant, contaminant, waste and/or any other material regulated under Environmental Laws; ACMs; oil and petroleum products and natural gas, natural gas liquids, liquified natural gas, and synthetic gas usable for fuel; chemicals subject to Environmental Laws; and industrial process and pollution control wastes whether or not hazardous within the meaning of the applicable laws.

6.21   EMPLOYEES - SALES AGENTS - OTHER SELF-EMPLOYED PERSONS.

       (i) All the employment contracts to which Verplast is a party are in compliance with all applicable laws and regulations and Collective Bargaining Agreements (including Company Agreements). All obligations deriving from the applicable Collective Bargaining Agreements in force have been duly fulfilled. There are no economic or legal conditions which are not expressed in the above employment contracts or Collective Bargaining Agreements (in particular, but without limitation, bonus arrangements, severance arrangements and fringe benefits). Annex 6.21 (a) hereto lists all the employees of Verplast and truly, completely and accurately summarizes their current position, TFR and applicable benefits, if any.

       (ii) Verplast always has been and is currently in full compliance with all employment, agency and social security laws and regulations as well as with any laws and regulations concerning accident prevention, safety and hygiene at work, and to this regard, except as disclosed in Annex 6.21 (b), Verplast has not been notified nor is it aware of any warnings, assessments or pending proceedings. No allegation, charge, claim or complaint of age, disability, sex or race discrimination or similar charge, claim or request of recognition of the employee status by a self-employed person or any other person not included in the payroll of Verplast has been made to Verplast or in any way threatened against it. There is no reasonable ground upon which any such allegation, charge, claim, complaint or request can be made.

       (iii) All social security contributions due with respect to the employees and the sales agents have always been regularly paid by Verplast and the TFR and other indemnities due to the employees and sales agents have been regularly paid or set aside and regularly accrued in the respective Statutory Financial Statements, as applicable, and, as of the Date of the Closing Financial Statements, there are no amounts due other than as reflected in the Closing Financial Statements.

6.22 EMPLOYEE BENEFIT PLANS AND POLICIES. There are no employee benefit plans which Verplast should have maintained or contributed to, or has maintained or contributed to for the three years preceding the date hereof or at any time during this period, which were mandatory in accordance with Collective Bargaining Agreements or with any other applicable laws and/or regulations and/or other sources.

6.23 CUSTOMERS AND SUPPLIERS. Verplast has not been notified, nor is the Seller aware, that any of its customers and/or suppliers intend to cease doing business with it or to reduce the amount of goods or services purchased and/or sold on a regular on-going basis from or to it, the cessation or reduction of which could have a material Adverse Effect. As far as supplies are concerned, Verplast has not experienced in the past 12 months any material shortage of supplies or any price increase in such supplies (unless due to significant variation of the exchange rate between the Italian Lira and the other major currencies) or changes in terms of dealing with any of its customers or suppliers, which can be reasonably expected to have a material Adverse Effect.

6.24 POWERS OF ATTORNEY. There are no outstanding powers of attorney granted by Verplast or its Directors to any other person or entity.

6.25 BROKERAGE FEE. Neither the Seller nor Verplast has engaged any investment banker, finder, broker or similar agent with respect to the transactions contemplated by this Agreement which could give rise to any brokerage fee, finder's fee, commission or similar liability on the part of Verplast or the Purchaser.

6.26 FULL DISCLOSURE. All the representations and warranties of the Seller contained in this Agreement, the Annexes and the documents executed and delivered to the Purchaser pursuant hereto are true, complete and accurate and do not omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

6.27 DUE INQUIRY BY THE SELLER. The representations and warranties of the Seller contained in this Agreement which are limited by the Seller's knowledge or awareness, shall require the Seller to conduct a due inquiry to ascertain the truth and validity of any such representation and warranty given under this Agreement.


7.     REPRESENTATIONS AND WARRANTIES OF THE  PURCHASER

The Purchaser hereby acknowledges and agrees that each of the following representations and warranties has been a material inducement to the Seller's decision to enter into this Agreement:

7.1 ORGANIZATION AND CORPORATE POWER. ICO and the Designated Purchaser are corporations duly organized, validly existing and in good standing under the laws of their own jurisdiction.

7.2 AUTHORIZATION. ICO and the Designated Purchaser have full corporate power and authority to enter into this Agreement and to perform their respective obligations hereunder. The entering into this Agreement by ICO and the Designated Purchaser and the performance of their obligations hereunder have and shall have been, as applicable, duly authorized by resolutions duly adopted by their Boards of Directors.

7.3 BINDING EFFECT. This Agreement has been duly executed by ICO and constitutes the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles. Except as contemplated by this Agreement, neither ICO nor the Designated Purchaser is, or shall be, required to give any notice to, make any filing with, or obtain any authorization, consent or approval of, any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

7.4 NON-CONTRAVENTION. Neither the entering into this Agreement by ICO and the Designated Purchaser nor the consummation of the transactions contemplated hereby will (a) violate any statute, regulation, rule, judgment, order, decree, stipulation or injunction to which ICO or the Designated Purchaser is, or shall be, subject, or (b) conflict with or result in a breach of the provisions of the Certificate of Incorporation or By-laws of ICO or the Designated Purchaser, as amended to date.

7.5 BROKERAGE FEE. Neither the Purchaser nor any member of the ICO Group has engaged any investment banker, finder, broker or similar agent with respect to the transactions contemplated by this Agreement which could give rise to any brokerage fee, finder's fee, commission or similar liability on the part of the Seller.

7.6 FULL DISCLOSURE. All the representations and warranties of the Purchaser contained in this Agreement, the Annexes and the documents executed and delivered to the Seller pursuant hereto are true, complete and accurate and do not omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.


8.     OTHER AGREEMENTS AND COVENANTS

8.1 NON-COMPETE AGREEMENT. The Seller hereby agrees and undertakes that for the period from the Closing Date to the fifth anniversary of the Closing Date, he will not, without the prior written consent of the Purchaser, directly or indirectly, as a shareholder, partner, director, officer, employee, agent, consultant or otherwise, (a) invest or engage in any business or other activity which competes with any activity or business of Verplast, ICO or any company of the ICO Group (cumulatively, the "COMPANIES"), as conducted at the Closing Date, or accept employment with or render services to a competitor of the Companies; or (b) engage, suggest or assist in or influence the engagement or hiring by any competing organization of any salesman, distributor, contractor, employee or source of the Companies, or otherwise cause or encourage any person, firm or corporation having a business relationship with the Companies including, without limitation, any customer or supplier of any of the Companies, to sever such relationship with the Companies; provided, however, that the obligation of the Seller contemplated by in this Section 8.1 (i) shall not restrict the Seller fromowning up to 5% of the capital stock of a competing publicly traded company. The restrictions contained in this paragraph 8.1 (i) shall extend to Europe and the United States.

8.2 DEBENTURES. The Purchaser agrees and covenants that, after the Closing Date and no later than September 30, 1997, it shall purchase from the then current owners all the debentures issued and outstanding by Verplast at their nominal value plus interest accrued on the redemption date, unless on or prior to September 30, 1997 the Purchaser has caused Verplast either (a) to redeem all the debentures issued and still outstanding by paying to the then current debenture holders the capital and interest accrued to date or (b) to release a guarantee on Verplast's assets in favor of the debenture holders. Should Verplast decide to issue the guarantee pursuant to (b) above, the Seller shall endeavour to cause the debenture holders to consent at any time to the redemption of the debentures issued and still outstanding in the event Verplast will be party to a merger procedure.

8.3 DISCHARGE OF CURRENT DIRECTORS. As soon as practicable, the Purchaser shall cause Verplast and TEC.MA to hold shareholders' meetings to resolve upon the full release of the resigning members of their respective Boards of Directors of Verplast from the resigning Directors' potential liabilities in respect of Verplast and TEC.MA, respectively, and their respective shareholders by virtue of the offices held by the resigning Directors.


9.     INDEMNIFICATION BY THE SELLER

9.1 INDEMNIFICATION GENERALLY. From and after the Closing Date, the Seller shall indemnify and hold the Purchaser harmless against and from any and all costs, expenses, losses, damages and liabilities (including, without limitation, reasonable attorneys' fees) (the "LOSSES" and each a "LOSS") incurred by the Purchaser with respect to or in connection with:

       (a) any breach of any of the representations and warranties of the Seller under this Agreement; and

       (b) additional Taxes resulting from any inquiry, adjustment or assessment of a deficiency by a governmental agency or authority concerning Verplast's Tax Returns for any of the fiscal periods open to verification and ending on or prior to the Closing Date; and

       (c) the reclassification or recategorization by a governmental agency or authority of any item of expense (including amortization of assets), if such expense was deducted in any fiscal period open to verification and ending on or prior to the Closing Date or such asset was acquired during any fiscal period open to verification and ending on or prior to the Closing Date; and

       (d) any breach of the Environmental Laws or any other facts or circumstances contemplated by Section 6.20 hereof or failure to obtain any licence, authorization, permit or other measure contemplated by Section 6.19 hereof; and

       (e) any claims made by any self-employed persons or other persons not included in the payroll of Verplast and/or by social security agencies on the grounds of the employment nature of the relationship with such persons based on circumstances existing prior to the Closing Date.

9.2 LIMITATIONS TO INDEMNIFICATION. The Purchaser's right to indemnification shall be subject to the following limitations:

       (i) in respect of Loss(es) suffered under Section 9.1 (a) above, the Purchaser's right to indemnification shall lapse if no notice of an Indemnification Claim shall have been given to the Seller on or before December 31, 1999, except that for Loss(es) suffered for breach of Section 6.21 of this Agreement, in which case the applicable statutory limitation period (periodo di prescrizione) shall apply;

       (ii) in respect of Loss(es) suffered under Section 9.1 (b), (c), (d) and
(e) above, the Purchaser's right to indemnification shall lapse if no Indemnification Claim is notified to the Seller on or before the date in which the applicable statutory limitation period (periodo di prescrizione) will lapse;


9.3 INDEMNIFICATION PROCEDURE. In order for the Purchaser to be indemnified and held harmless against and from Losses under this Section 9 other than Losses arising out of Third Party Claims (as hereinafter defined) under Section 9.4:

       (a) the Purchaser shall give written notice to the Seller of any claim (the "INDEMNIFICATION CLAIM"), which notice shall set forth a reasonably detailed statement of the Indemnification Claim and the cost, expense, loss, damage and liability the Purchaser and/or Verplast incurred and/or expects to incur by reason thereof;

       (b) such indemnification payment shall be made on the later of (i) the expiration of thirty (30) days from the date of such notice (the "NOTICE PERIOD") or, (ii) if such claim is contested as hereinafter provided, within 10 days from the date in which the dispute is resolved in accordance with this
Section 9.3, or (iii) within 10 days from the date in which such Indemnification Claim becomes liquidated in amount; and

       (c) if, prior to the expiration of the Notice of Period, the Seller notifies the Purchaser in writing of his intention to dispute the Indemnification Claim, and if such dispute is not resolved within thirty (30) days after the expiration of the Notice Period (the "RESOLUTION PERIOD"), then such dispute shall be resolved by a committee of three arbitrators who shall be appointed within 60 days of the expiration of the Resolution Period and shall act in accordance with Section 10.10 below. The parties shall cooperate and diligently pursue the arbitration of such Indemnification Claim in order for a decision to be made by the arbitrators within 45 days after their appointment.

9.4 INDEMNIFICATION CLAIMS FOR THIRD PARTY CLAIMS. The provisions of this Section shall apply to any Losses which arise or may arise as a result of a claim made by a third party and any related Litigation or similar process or proceeding ("THIRD PARTY CLAIM").

       (a) the Purchaser or the Designated Purchaser shall give notice to the Seller promptly after the Purchaser or the Designated Purchaser becomes aware of any Third Party Claim, which notice shall include a copy of any letter, complaint or similar writing received by the Purchaser, Designated Purchaser and/or Verplast setting out such Third Party Claim or a written description of any oral notice received by such party; provided, however, that any delay in providing such notification shall not constitute a bar or defense to indemnify except to the extent the Seller has been prejudiced thereby.

       (b) Within ten (20) days from the date of such notice to the Seller, the Seller shall notify the Purchaser in writing if he intends to dispute that such Third Party Claim constitutes or will constitute a Loss subject to indemnification hereunder (the "DISPUTE NOTICE"). If the Dispute Notice is given within said twenty (20) day period, the issue of whether such Third Party Claim constitutes or will constitute a Loss subject to indemnification hereunder may be submitted to arbitration in accordance with Section 10.10 hereof, unless an agreement is subsequently reached between the Parties.

       (c) For the purpose of this Section 9.4, in the case of a defence of a Third Party Claim: (i) the Purchaser shall have the right to defend such Third Party Claim and the costs of such defense, including, without limitation, the fees and expenses of counsel and other professionals, shall be deemed to be Losses, (ii) the Seller shall have the right to participate in the defense of the Third Party Claim at its own costs and expenses provided that such right is not exercised in a way which could prejudice the Purchaser's defense of the Third Party Claim, and (iii) the Purchaser shall consult with the Seller prior to reaching a settlement of the Third Party Claim, if any.

       (d) In order for the Seller to exercise the right to participate in the defense of a Third Party Claim, the Seller shall give notice to the Purchaser within twenty (20) days after receipt of the notice of the Third Party Claim as to which no Dispute Notice was given. If the Seller fails to notify the Purchaser within such period, the Seller shall be deemed to have waived his right to defend such Third Party Claim and the Purchaser shall have the right to defend such Third Party Claim, and its costs and expense, including without limitation the fees and expenses of counsel and other professionals shall be deemed to be Losses.


10.    MISCELLANEOUS

10.1 ENTIRE AGREEMENT. This Agreement, the Annexes hereto and the documents executed and delivered pursuant hereto or simultaneously herewith constitute the entire agreement between the parties in respect to the subject matter hereof and supersede all prior written and oral agreements and arrangements between the parties hereto with regard to the subject matter hereof.

10.2 AMENDMENTS. Any amendment to this Agreement shall be valid and binding upon the parties only if made in writing and signed by the Seller and the Purchaser.

10.3 COSTS. All the costs relating to the transfer of the Shares to the Purchaser, including stamp duties, bank fees and registration tax, if any, shall be borne by the Purchaser (but not capital gains tax which will be borne by the Seller).

10.4 EFFECTS. The provisions of this Agreement shall be legally binding upon the parties and their respective heirs, successors and assigns.

10.5 RIGHTS AND REMEDIES. The exercise or failure to exercise by any party any right or remedy arising out of this Agreement shall not constitute a waiver of that right or remedy or of any other rights or remedies.

10.6 NOTICES. All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing. All notices, demands and requests shall be deemed to have been properly served if given by telefax confirmed by registered post, registered post ora reputable overnight carrier, addressed as follows:


       If to the Seller:                   Mr. Luigi Massimo Viviani
                                           Via Vittorio Veneto 85
                                           Verolavecchia, Italia


       With a copy to:                     Avv. Francesco Bellini
                                           Via S. Pellico 12
                                           20121 Milano, Italia
                                           Facsimile No. 0039 2 867391



       If to the Purchaser:                ICO, Inc.
                                           11490 Westheimer, Houston, Texas
                                           77077 USA
                                           Attn: General Counsel
                                           Facsimile No.: 001 281 721 4222





       With copies to:                     Dobson & Pinci
                                           Via Santa Radegonda 16
                                           20121 Milan Italy
                                           Facsimile No.: 86464548

                                           and to


                                           Mr Theodorus Verhoeff
                                           Parklaan 1
                                           3016 BA Rotterdam, Netherlands
                                           Facsimile No.: 0031 10 241 1717

       Each notice, demand or request shall be effective upon receipt of telefax or registered post or upon arrival to the recipient's address by delivery of a reputable overnight carrier in accordance with the foregoing. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall not adversely impact the effectiveness of any such notice, demand or request. Any addressee may change its address for notices hereunder by giving written notice in accordance with this Section.

10.7 INTERPRETATION. The masculine, feminine or neuter pronouns used herein shall be interpreted without regard to gender, and the use of the singular or plural shall be deemed to include the other whenever the context so requires. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of this Agreement. Unless otherwise expressly stated herein, all references herein to sections and paragraphs are to Sections and paragraphs in this Agreement and all references herein to Annexes are to Annexes to this Agreement.

10.8 SCHEDULES. The Annexes referred to herein, and attached to this Agreement, are incorporated herein by reference as if fully set forth in the text hereof.

10.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with Italian law.

10.10 ARBITRATION. Any disputes arising with respect to or in connection with this Agreement between the Purchaser and/or Designated Purchaser and the Seller, without having regard to the number of parties to the procedure, shall be finally decided by a panel of three arbitrators to be appointed by the Camera Arbitrale Nazionale ed Internazionale di Milano in accordance with its Rules of Arbitration. The Arbitrators shall be fluent in both Italian and English languages both written and spoken and either or both of the two languages can be used during the procedure. The Arbitrators shall be judging at law and in accordance with the Italian Civil Code of Procedure.

10.11 BUSINESS DAYS. If any date determined pursuant to this Agreement on which any obligation of the parties is to be fulfilled falls on a day other than a Business Day, such date shall be automatically postponed to the first subsequent Business Day.

10.12 SURVIVAL. The representations and warranties of the parties contained in this Agreement, the provisions of Section 9 and any other provision of this Agreement which is expressly stated or, by its nature, is intended to remain valid after the Closing, shall survive such Closing.



THE PURCHASER                                    THE SELLER



By: /s/ AL O. PACHOLDER                          /s/ LUIGI MASSIMO VIVIANI
   ---------------------------                   ----------------------------
Name: Al O. Pacholder                            Mr Luigi Massimo Viviani
Title: Chairman